DOCUMENT AND ENTITY INFORMATION	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	NewLead Holdings Ltd.
Entity Central Index Key	0001322587
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Trading Symbol	newl
Entity Common Stock, Shares Outstanding	7,837,649
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Well-Known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 5,119	$ 67,531
Restricted cash	250	12,606
Trade receivables, net	12,522	6,025
Other receivables	3,398	2,333
Due from related parties	82	100
Inventories	1,686	2,986
Prepaid expenses	2,520	1,909
Due from managing agents	0	587
Backlog asset	2,404	8,492
Deferred charges, net	5,742	0
Total current assets	33,723	102,569
Restricted cash	31	30,700
Vessels under construction	7,055	32,253
Assets held for sale	86,082	0
Vessels and other fixed assets, net	269,519	455,416
Goodwill	0	81,590
Backlog asset	342	46,165
Deferred charges, net	0	13,040
Total non-current assets	363,029	659,164
Total assets	396,752	761,733
LIABILITIES AND SHAREHOLDERS' EQUITY
Current portion of long-term debt	339,722	26,773
Accounts payable, trade	38,927	35,876
Senior convertible 7% notes, net	53,391	0
Accrued liabilities	32,489	17,370
Capital lease obligations	107,527	7,648
Deferred charter revenue	0	476
Deferred income	2,111	880
Derivative financial instruments	8,808	5,319
Due to related parties	445	115
Due to managing agent	184	282
Total current liabilities	583,604	94,739
Non-current liabilities
Derivative financial instruments	0	4,642
Senior convertible 7% notes, net	0	45,230	[1]
Capital lease obligations	0	77,319
Unearned profit	9,083	10,399
Deferred charter revenue	0	91
Deferred income	800	1,325
Other non-current liabilities	5,699	20,665
Long-term debt	0	421,042
Total non-current liabilities	15,582	580,713	[1]
Total liabilities	599,186	675,452	[1]
Commitments and contingencies
Shareholders' equity
Preference Shares, $0.01 par value, 500 million shares authorized, none issued	0	0
Common Shares, $0.01 par value, 1 billion shares authorized, 7.8 million and 7.3 million shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	79	74
Additional paid-in capital	209,956	208,281
Accumulated deficit	(412,469)	(122,074)	[1]
Total shareholders' equity	(202,434)	86,281	[1]
Total liabilities and shareholders' equity	$ 396,752	$ 761,733

[1]	As restated, see also Note 3

CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2011	Dec. 31, 2010
Percentage of senior convertible notes, current	7.00%	7.00%
Percentage of senior convertible notes, noncurrent	7.00%	7.00%
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	500,000,000	500,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	7,837,649	7,327,934
Common stock, shares, outstanding	7,837,649	7,327,934

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended			9 Months Ended
	Dec. 31, 2009 Successor [Member]		Dec. 31, 2011 Successor [Member]	Dec. 31, 2010 Successor [Member]		Oct. 13, 2009 Predecessor [Member]
OPERATING REVENUES	$ 7,273		$ 68,637	$ 57,926		$ 14,509
EXPENSES:
Commissions	(210)		(1,072)	(1,182)		(442)
Voyage expenses	(2,238)		(2,154)	(5,740)		(6,088)
Vessel operating expenses	(4,569)		(23,542)	(24,486)		(15,321)
General and administrative expenses	(11,931)		(20,541)	(15,455)		(8,392)
Depreciation and amortization expenses	(1,521)		(31,695)	(22,185)		(6,331)
Impairment losses	0		(203,683)	(39,515)		(40,859)
(Loss) / gain on sale of vessels, net	0		(208)	745		0
Management fees	(213)		0	(807)		(584)
Total Expenses	(20,682)		(282,895)	(108,625)		(78,017)
Operating loss from continuing operations	(13,409)		(214,258)	(50,699)		(63,508)
OTHER (EXPENSES) / INCOME, NET:
Interest and finance expense	(20,697)	[1]	(44,261)	(28,723)	[1]	(6,624)
Interest income	236		207	547		9
Other income / (expense), net	0		97	(3)		31
Change in fair value of derivatives	2,554		0	1,592		3,012
Total other expenses, net	(17,907)	[1]	(43,957)	(26,587)	[1]	(3,572)
Loss from continuing operations	(31,316)	[1]	(258,215)	(77,286)	[1]	(67,080)
Loss from discontinued operations	(4,409)		(32,180)	(9,063)		(58,684)
Net loss	$ (35,725)	[1]	$ (290,395)	$ (86,349)	[1]	$ (125,764)
Loss per share:
Continuing operations (in dollars per share)	$ (5.6)	[1]	$ (34.84)	$ (11.11)	[1]	$ (28)
Discontinued operations (in dollars per share)	$ (0.79)		$ (4.34)	$ (1.3)		$ (24.49)
Total (in dollars per share)	$ (6.39)	[1]	$ (39.18)	$ (12.41)	[1]	$ (52.49)
Weighted average number of shares:
Basic and diluted (in shares)	5,588,937		7,411,600	6,958,903		2,395,858

[1]	As restated, see also Note 3

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data	Common Stock [Member] Successor [Member]	Common Stock [Member] Predecessor [Member]	Additional Paid-In Capital [Member] Successor [Member]	Additional Paid-In Capital [Member] Predecessor [Member]	Retained Earnings [Member] Successor [Member]		Retained Earnings [Member] Predecessor [Member]	Total		Successor [Member]		Predecessor [Member]
Balance at Dec. 31, 2008		$ 24		$ 114,053			$ (48,561)					$ 65,516
Balance (in shares) at Dec. 31, 2008		2,414
Net loss		0		0			(125,764)					(125,764)
Issuance of common shares		1		0			0					1
Issuance of common shares (in shares)		7
Share-based compensation		0		793			0					793
Balance at Oct. 13, 2009		25		114,846			(174,325)					(59,454)
Balance (in shares) at Oct. 13, 2009		2,421
Change in control - basis adjustment	0		(77,978)		174,325					96,347
Contribution of vessels	16		34,981		0					34,997
Contribution of vessels (in shares)	1,582
Beneficial conversion feature on the convertible senior 7% notes	0		100,536		0					100,536
Conversion of the convertible senior 7% notes ($20m)	22		19,978		0					20,000
Conversion of the convertible senior 7% notes ($20m) (in shares)	2,222
Net loss	0		0		(35,725)	[1]				(35,725)	[1]
Share-based compensation	4		3,954		0					3,958
Share-based compensation (in shares)	390
Balance at Dec. 31, 2009	67		196,317		(35,725)	[1]				160,659	[1]
Balance (in shares) at Dec. 31, 2009	6,615
Net loss	0		0		(86,349)	[1]				(86,349)	[1]
Issuance of common shares	0		0		0					0
Issuance of common shares (in shares)	13
Shares issued for business acquisition	7		5,203		0					5,210
Shares issued for business acquisition (in shares)	700
Warrants	0		4,081		0					4,081
Share-based compensation	0		2,680		0					2,680
Balance at Dec. 31, 2010	74		208,281		(122,074)	[1]		86,281	[1]	86,281	[1]
Balance (in shares) at Dec. 31, 2010	7,328
Net loss	0		0		(290,395)					(290,395)
Issuance of common shares	0		87		0					87
Issuance of common shares (in shares)	37
Share-based compensation	5		1,588		0					1,593
Share-based compensation (in shares)	473
Balance at Dec. 31, 2011	$ 79		$ 209,956		$ (412,469)			$ (202,434)		$ (202,434)
Balance (in shares) at Dec. 31, 2011	7,838

[1]	As restated, see also Note 3

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended			9 Months Ended
	Dec. 31, 2009 Successor [Member]		Dec. 31, 2011 Successor [Member]	Dec. 31, 2010 Successor [Member]		Oct. 13, 2009 Predecessor [Member]
OPERATING ACTIVITIES:
Net loss	$ (35,725)	[1]	$ (290,395)	$ (86,349)	[1]	$ (125,764)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	3,656		36,945	30,028		17,368
Impairment losses	0		234,109	39,515		91,601
Provision for doubtful receivables	0		243	316		292
Amortization and write-off of deferred financing costs	1,391		7,930	3,728		555
Amortization of deferred charter revenue	0		(568)	(3,194)		(1,694)
Amortization of backlog asset	1,992		8,697	13,890		0
Amortization of the beneficial conversion feature	14,853	[1]	8,161	5,942	[1]	0
Change in fair value of derivative financial instruments	(2,554)		(1,153)	(8,449)		(3,012)
Payments for dry-docking / special survey costs	(1,040)		(6,650)	(3,548)		(4,306)
Share-based compensation	3,958		1,582	2,680		793
Warrants compensation expense	3,940		0	0		0
(Gain) / loss on sale from vessels	0		(13,363)	(938)		5,584
(Increase) decrease in:
Trade receivables	(783)		(6,740)	(927)		(1,480)
Other receivables	89		(1,211)	676		1,704
Inventories	(110)		1,300	617		(1,489)
Prepaid expenses	20		(611)	700		(135)
Due from/to managing agent	455		489	(2,712)		1,759
Due from/to related parties	0		330	(668)		49
Increase (decrease) in:
Accounts payable, trade	991		5,344	(823)		6,546
Accrued liabilities	4,571		11,638	(938)		2,206
Deferred income	(1,573)		834	769		(1,134)
Net cash used in operating activities	(5,869)		(3,089)	(9,685)		(10,557)
INVESTING ACTIVITIES:
Vessel acquisitions	0		(23,863)	(1,601)		0
Vessels under construction	0		(89,364)	(45,126)		0
Advances for vessel acquisitions	0		0	(3,177)		0
Restricted cash	0		11,033	(11,033)		0
Cash acquired through business acquisition, net of cash paid	0		0	1,561		0
Other fixed asset acquisitions	0		(190)	(76)		(63)
Proceeds from the sale of vessels	0		32,772	37,263		2,279
Net cash (used in) / provided by investing activities	0		(69,612)	(22,189)		2,216
FINANCING ACTIVITIES:
Principal repayments of long-term debt	(57,400)		(94,879)	(482,243)		(2,280)
Proceeds from long-term debt	35,840		51,318	419,445		0
Proceeds from senior convertible 7% notes, net	140,718		0	0		0
Restricted cash for debt repayment	(8,173)		31,992	(21,038)		6,612
Proceeds from the sale and leaseback of vessels	0		26,600	86,800		0
Capital lease payments	0		(4,040)	(1,833)		0
Payments for deferred charges	0		(702)	(7,982)		0
Shareholders contribution	1,139		0	0		0
Proceeds from issuance of common shares	0		0	1		0
Net cash provided by / (used in) financing activities	112,124		10,289	(6,850)		4,332
Net (decrease) / increase in cash and cash equivalents	106,255		(62,412)	(38,724)		(4,009)
Cash and cash equivalents
Beginning of year / period	0		67,531	106,255		4,009
End of year / period	106,255		5,119	67,531		0
Supplemental Cash Flow information:
Interest paid, net of capitalised interest	663		30,642	23,684		13,140
Issuance of common shares for business combination	0		0	5,210		0
Issuance of warrants for deferred charges	0		0	957		0
Assets disposed in connection with assumed acquisitions	0		0	8,501		0
Assets acquired and liabilities assumed under asset acquisitions:
- Acquired advances for vessels under construction	0		0	29,315		0
- Vessels and other fixed assets, net acquired	0		0	81,110		0
- Long-term debt assumed	0		0	118,868		0
Acquired other assets / liabilities, net	0		0	40,098		0
Assets acquired and liabilities assumed under business acquisitions:
- Vessels and other fixed assets, net acquired	0		0	143,808		0
- Long-term debt assumed	0		0	154,475		0
- Other assets and liabilities, net acquired	0		0	36		0
Progress payment payable for vessels under construction	0		8,873	0		0
Sale of vessels applied to related debt	$ 0		$ 64,532	$ 0		$ 0

[1]	As restated, see also Note 3

DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
DESCRIPTION OF BUSINESS
DESCRIPTION OF BUSINESS

1. DESCRIPTION OF BUSINESS

NewLead Holdings Ltd. (the "Company" or "NewLead") was incorporated on January 12, 2005 under the name "Aries Maritime Holdings Limited" and, on December 21, 2009, upon receipt of shareholder approval, the Company changed its name to NewLead Holdings Ltd.

The Company's principal business is the acquisition and operation of vessels. NewLead conducts its operations through the vessel-owning companies whose principal activity is the ownership and operation of product tankers and dry bulk vessels that transport a variety of refined petroleum products and a wide array of unpackaged cargo world-wide.

The Company is currently engaged in restructuring discussions with its lenders to finalize the satisfaction and release of the Company’s obligations under certain of its debt agreements and the amendment of the terms of certain other debt agreements. As part of the restructuring efforts, the Company has sold, and expects to continue to sell, vessels as part of the arrangements with its lenders to reduce and discharge the Company’s obligations. During 2011 and up to the date of issuance of these financial statements, the Company has sold, disposed of or handed control over to its lenders a total of 17 vessels and hulls under construction (or the ownership of the shipowning subsidiaries) in connection with the restructuring. The Company anticipates that it will sell or surrender to the lenders approximately three additional vessels and hulls. To the extent that the Company has sold vessels, the sale proceeds have been used to repay the related debt. However, proceeds from the sale of vessels are expected to be insufficient to fully repay the related debt and, therefore, it is likely that the Company will continue to have significant debt unless it enters into satisfactory arrangements with its lenders for the discharge of all such obligations. See Note 26 for a detailed description of certain recent developments relating to the ongoing restructuring.

 On July 27, 2010, NewLead announced that a 1-for-12 reverse share split of its common shares had been approved by the Company’s Board of Directors and by written consent of a majority of shareholders, effective upon the opening of the markets on August 3, 2010. The reverse share split consolidated every 12 common shares into one common share, with par value of $0.01 per share. The number of authorized common shares and preferred shares of NewLead were not affected by the reverse split. In respect to the underlying common shares associated with share options and any derivative securities, such as warrants and convertible notes, the conversion and exercise prices and number of common shares issued have been adjusted retrospectively in accordance to the 1:12 ratio for all periods presented. Due to such reverse share split, earnings per share, the number of shares under the convertible notes and the conversion price of the convertible notes and the number underlying the warrants and share options have been adjusted retrospectively as well. The consolidated financial statements for the year ended December 31, 2010 (Successor), for the periods October 14 to December 31, 2009 (Successor), January 1 to October 13, 2009 (Predecessor), reflect the reverse share split.

On October 13, 2009, the Company completed an approximately $400,000 recapitalization, which resulted in Grandunion Inc. ("Grandunion") acquiring control of the Company. Pursuant to the Stock Purchase Agreement entered into on September 16, 2009, Grandunion, a company controlled by Michail S. Zolotas and Nicholas G. Fistes, acquired 1,581,483 newly issued common shares of the Company in exchange for three dry bulk carriers. Of such shares, 222,223 were transferred to Rocket Marine Inc. ("Rocket Marine"), a company controlled by two former directors and principal shareholders in the Company, in exchange for Rocket Marine and its affiliates entering into a voting agreement with Grandunion. The voting agreement between Rocket Marine Inc. and Grandunion was terminated effective as of February 29, 2012. As a result, these shares of Rocket Marine Inc. are no longer included in the beneficial ownership of any of Mr. Zolotas, Mr. Fistes or Grandunion.

 In connection with the 2009 recapitalization, the Company issued $145,000 in aggregate principal amount of 7% senior unsecured convertible notes due 2015 (the "7% Notes"). The 7% Notes are convertible into common shares at a conversion price of $9.00 per share, subject to adjustment for certain events, including certain distributions by the Company of cash, debt and other assets, spin offs and other events. The issuance of the 7% Notes was pursuant to an Indenture dated October 13, 2009, between the Company and Marfin Egnatia Bank S.A., and a Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. as purchasers. In connection with the issuance of the 7% Notes, the Company entered into a Registration Rights Agreement providing certain demand and other registration rights for the common shares underlying the 7% Notes. In November 2009, Focus Maritime Corp., a company controlled by Mr. Zolotas, the Company's Vice Chairman, President and Chief Executive Officer, converted $20,000 of the 7% Notes into approximately 2.2 million new common shares. As a result, in the aggregate, $125,000 of the 7% Notes remain outstanding. As a result of this conversion, Focus Maritime Corp. as at December 31, 2011 owned approximately 28% of the Company's outstanding common shares. The 7% Notes are convertible at any time “at the holder’s option” and if fully converted, following the issuance of 2.2 million shares, would result in the issuance of an additional 13.9 million newly issued common shares. Currently, Investment Bank of Greece retains $100 outstanding principal amount of the 7% Notes which were purchased for cash and has received for advisory services warrants to purchase up to 416,667 common shares at an exercise price of $24.00 per share, with an expiration date of October 13, 2015. As of December 31, 2011, the remainder ($124,900) is owned by Focus Maritime Corp. All of the outstanding 7% Notes owned by Focus Maritime Corp. were pledged to, and their acquisition was financed by, Marfin Egnatia Bank S.A. The Note Purchase Agreement and the Indenture with respect to the 7% Notes contain certain covenants, including limitations on the incurrence of additional indebtedness, except in connection with approved vessel acquisitions and limitations on mergers and consolidations. At issuance, the 7% Notes were recorded at $43,433 as a result of a discount attributed to a beneficial conversion feature and such discount is being amortized over the stated value of the debt. (See Note 15.)

On April 1, 2010, the Company acquired in a business combination Newlead Shipping S.A. (“Newlead Shipping”), an integrated technical and commercial management company that manages oil tankers as well as dry bulk vessels through its subsidiaries. It provides a broad spectrum of technical and commercial management to all segments of the maritime shipping industry resulting in the Company discontinuing the outsourcing of such services. Newlead Shipping holds the following accreditations:

·	ISO 9001 from American Bureau of Shipping Quality Evaluations for a quality management system that includes consistently providing service that meets customer and applicable statutory and regulatory requirements and enhancing customer satisfaction through, among other things, processes for continual improvement;

·	ISO 14001 from American Bureau of Shipping for environmental management, including policies and objectives targeting legal and other requirements; and

·	Certificate of Company Compliance by the American Bureau of Shipping for safety, quality and environmental requirements of the ABS HSQE guide.

Going concern

Over the past year, the Company has experienced losses, working capital deficiency, negative operating cash flow and shareholder deficiency, which has affected, and which the Company expects will continue to affect, its ability to satisfy its obligations. Charter rates for product tankers and bulkers have experienced a high degree of volatility. Currently, charter rates for product tankers are significantly lower than applicable historical averages and charter hire rates for bulkers, after showing signs of stabilization for a period, have declined to historical lows.

Furthermore, recent economic conditions have caused certain of the Company’s charterers to experience financial difficulties as well. This has resulted in an increase in the time it takes for the Company to realize its receivables. In certain instances, the Company’s charterers have been unable to fulfill their obligations under their charters. One of the Company’s charterers, who was chartering three of the Company’s vessels during 2011, was having difficulty performing its obligations and, since the end of March 2011, has been late on a number of payments causing the Company to arrest vessels which are owned by the particular charterer, and/or by such charterer’s affiliated companies, on two occasions in order to collect payment. In connection thereto and due to delayed payments by this charterer, the Company has withdrawn two of the vessels from their employment during 2011 and the third vessel during 2012 and filed a claim for amounts already due as well as damages arising from cancelling those employment contracts. These vessels were chartered out at rates significantly above market, and since the Company was forced to reclaim and re-charter these vessels, the Company experienced significant reduction in the cash flow from these vessels, which in turn further impaired the Company’s liquidity.

As a result of the conditions set out above, over a period of time, the Company defaulted under the facility and credit agreements set forth in Note 15 (Long Term Debt) (a)–(h), the 7% senior unsecured convertible notes due 2015 (“7% Notes”) set forth in Note 16 (Senior Convertible 7% Notes) and the capital leases set forth in Note 17 (Capital Lease Obligations) (the “Financing Documents”) in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions). To date, the Company has not obtained waivers of these defaults from its lenders and during the restructuring process, the aim of which is to increase liquidity, normalize trade vendor payments and deleverage the Company on a going forward basis (the “Restructuring”), its lenders have continued to reserve their rights in respect of such defaults other than those in respect of the Kamsarmax Syndicate Facility Agreements and the Northern Shipping Fund arrangement. Except for the Kamsarmax Syndicate Facility Agreements and the Northern Shipping Funds arrangement, the Company’s lenders have not exercised their remedies; however, they could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with the Company’s lenders in the Restructuring, or at all.

Due to the economic conditions and operational difficulties described elsewhere in this annual report, we entered into restructuring discussions with the lenders under the Financing Documents. As part of those discussions, the Company appointed Moelis & Company (“Moelis”) to act as our financial advisors in respect of an overall restructuring proposal. On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”), and which included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The Company has been engaged in negotiations with its lenders regarding the terms of the Restructuring Proposal but the Company’s lenders have not yet approved the Restructuring Proposal and such changes have not been implemented. See Note 26 for a discussion of the recent developments relating to the Company’s restructuring negotiations.

While the Company continues to use its best efforts to complete the Restructuring, there can be no assurance that a successful resolution can be reached with its lenders or that the Restructuring will be successfully completed. Furthermore, there is no assurance that the Company will obtain the releases from certain of its indebtedness as proposed in the Restructuring and failure to obtain such releases could materially and adversely affect its business and operations and the impact of the final terms of any Restructuring is uncertain. Although any Restructuring will reduce the Company’s outstanding debt obligations, the Company will likely be issuing significant additional equity that will dilute the existing shareholders. The dilution will not be determined until the final terms of the entire Restructuring have been finalized or, following such completion, if there are any contingent obligations. Such additional issuances, individually or in the aggregate, will significantly impact the trading price of the Company’s common shares and may also impact its continued listing on NASDAQ.

Additionally, the ultimate accounting impact of the Restructuring is unknown and will not be determined until the final terms of the Restructuring is reached between the various lenders. Ultimately, the Company anticipates that its shareholder equity will be significantly impacted by the Restructuring, which could negatively impact the trading of its common shares and its ability to remain listed on NASDAQ.

All of the above raise substantial doubt regarding the Company’s ability to continue as a going concern.

Long-term debt and capital lease obligations have been classified as current liabilities due to covenant violations that gives the lenders the right to call the debt at the balance sheet date, absent waivers. Accordingly, as of December 31, 2011, the Company has reclassified all of its long term debt and capital lease obligations as current liabilities in its consolidated balance sheet, since it has not received waivers in respect of the covenants that were breached at such time. The financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS	12 Months Ended
Dec. 31, 2011
SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS
SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

2. SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

NewLead's subsidiaries included in these consolidated financial statements were as follows:

		Country of		Successor Periods that	Predecessor Periods that
Company Name		Incorporation	Nature / Vessel Name	vessel operated	vessel operated

1.	Land Marine S.A.	Marshall Islands	Vessel owning company (1)	10/14/2009 — 9/15/2010	3/07/2003 — 10/13/2009

2.	Rider Marine S.A.	Marshall Islands	Vessel owning company (2)	10/14/2009 — 4/22/2010	3/18/2003 — 10/13/2009

3.	Ostria Waves Ltd.	Marshall Islands	Vessel owning company (3)	10/14/2009 — 9/07/2010	5/25/2004 — 10/13/2009

4.	Altius Marine S.A.	Marshall Islands	Newlead Avra (4)	10/14/2009 — 12/22/2011	6/24/2004 — 10/13/2009

5.	Fortius Marine S.A.	Marshall Islands	Newlead Fortune (4)	10/14/2009 — 12/22/2011	8/02/2004 — 10/13/2009

6.	Ermina Marine Ltd.	Marshall Islands	Vessel owning company (5)	10/14/2009 — 9/07/2010	12/09/2004 — 10/13/2009

7.	Chinook Waves Corporation	Marshall Islands	Vessel owning company (6)	10/14/2009 — 4/15/2010	11/30/2005 — 10/13/2009

8.	Compass Overseas Ltd.	Bermuda	M/T Newlead Compass (7)	10/14/2009 — 12/31/2011	2/14/2006 — 10/13/2009

9.	Compassion Overseas Ltd.	Bermuda	M/T Newlead Compassion (7)	10/14/2009 — 12/31/2011	6/16/2006 — 10/13/2009

10.	Australia Holdings Ltd.	Liberia	M/V Australia (8)	10/14/2009 — 12/31/2011	—

11.	Brazil Holdings Ltd.	Liberia	M/V Brazil (9)	10/14/2009 — 12/31/2011	—

12.	China Holdings Ltd.	Liberia	M/V China (9)	10/14/2009 — 12/31/2011	—

13.	Curby Navigation Ltd.	Liberia	M/V Newlead Endurance (10)	6/13/2011 — 12/31/2011	—

14.	Newlead Victoria Ltd.	Liberia	M/V Newlead Victoria	4/01/2010 — 12/31/2011	—

15.	Grand Venetico Inc.	Marshall Islands	M/V Newlead Venetico (24)	4/01/2010 — 12/31/2011	—

16.	Grand Oceanos Inc.	Liberia	M/V Grand Ocean (11)	4/01/2010 — 12/31/2011	—

17.	Grand Rodosi Inc.	Liberia	M/V Grand Rodosi (9)	4/01/2010 — 12/31/2011	—

18.	Challenger Enterprises Ltd.	Liberia	M/V Hiona (25)	4/01/2010 — 12/31/2011	—

19.	Crusader Enterprises Ltd.	Liberia	M/V Hiotissa (25)	4/01/2010 — 12/31/2011	—

20.	Newlead Shipping S.A.	Panama	Management company	—	—

21.	Newlead Bulkers S.A.	Liberia	Management company	—	—

22.	Santa Ana Waves Corporation	Marshall Islands	Vessel owning company (12)	—	—

23.	Makassar Marine Ltd.	Marshall Islands	Vessel owning company (13)	10/14/2009 — 1/07/2010	7/15/2005 — 10/13/2009

24.	Seine Marine Ltd.	Marshall Islands	Vessel owning company (14)	10/14/2009 — 1/20/2010	4/26/2005 — 10/13/2009

25.	Vintage Marine S.A.	Marshall Islands	Vessel owning company (15)	—	8/05/2004 — 6/11/2008

26.	Jubilee Shipholding S.A.	Marshall Islands	Vessel owning company (15)	—	7/26/2004 — 6/29/2009

27.	Olympic Galaxy Shipping Ltd.	Marshall Islands	Vessel owning company (16)	—	4/28/2004 — 6/02/2008

28.	Dynamic Maritime Co.	Marshall Islands	Vessel owning company	—	6/01/2004 — 4/30/2008

29.	AMT Management Ltd.	Marshall Islands	Management company	—	—

30.	Newlead Holdings (ex Aries Maritime) (US) LLC	United States of America	Operating company	—	—

31	Abroad Consulting Ltd.	Marshall Islands	Operating company (17)	—	—

32.	Leading Marine Consultants Inc.	Marshall Islands	Operating company	—	—

33.	Ayasha Trading Corporation	Liberia	M/V Newlead Tomi (18)	12/03/2010 — 12/31/2011	—

34.	Bethune Properties S.A.	Liberia	M/V Newlead Gujarat (18)	11/10/2011 — 12/31/2011	—

35.	Grand Esmeralda Inc.	Liberia	M/V Newlead Esmeralda (19)	7/09/2010 — 12/31/2011	—

36.	Grand Markela Inc.	Liberia	M/V Newlead Markela	7/02/2010 — 12/31/2011	—

37.	Grand Spartounta Inc.	Marshall Islands	M/V Grand Spartounta (20)	7/02/2010 — 09/20/2011	—

38.	Newlead Progress Inc.	Marshall Islands	Vessel owning company	—	—

39.	Newlead Prosperity Inc.	Marshall Islands	M/V Newlead Prosperity (20)	10/01/2010 — 09/13/2011	—

40.	Grand Affection S.A.	Marshall Islands	M/V Navios Serenity (21)	7/28/2011 — 12/31/2011	—

41.	Grand Affinity S.A.	Marshall Islands	Hull 4029	—	—

42.	Newlead Stride Inc.	Marshall Islands	Vessel owning company	—	—

43.	Grand Victoria Pte Ltd.	Singapore	Vessel owning company	—	—

44.	Newlead Bulker Holdings Inc.	Marshall Islands	Sub-holding company	—	—

45.	Newlead Tanker Holdings Inc.	Marshall Islands	Sub-holding company	—	—

46.	Mote Shipping Ltd.	Malta	Vessel owning company (22)	—	—

47.	Statesman Shipping Ltd.	Malta	Vessel owning company (22)	—	—

48.	Trans Continent Navigation Ltd.	Malta	Vessel owning company (22)	—	—

49.	Trans State Navigation Ltd.	Malta	Vessel owning company (22)	—	—

50.	Bora Limited	British Virgin Islands	Vessel owning company (22)	—	—

51.	Newlead Trading Inc.	Liberia	Trading company (23)	—	—

1)	M/T High Land was sold on September 15, 2010. The shipowning company was dissolved on September 21, 2011.
2)	M/T High Rider was sold and delivered to its new owners on April 22, 2010. The shipowning company was dissolved on September 21, 2011.
3)	M/T Ostria was sold on September 7, 2010. The shipowning company was dissolved on September 21, 2011.
4)	Newlead Avra and Newlead Fortune were sold on December 22, 2011.
5)	M/T Nordanvind was sold on September 7, 2010.
6)	M/T Chinook was sold and delivered to its new owners on April 15, 2010.
7)	M/T Newlead Compass and M/T Newlead Compassion were sold on January 31, 2012.
8)	M/V Australia was delivered to Prime Mountain Shipping (an affiliate of Lemissoler Maritime Company W.L.L) on January 31, 2012.
9)	M/V Rodosi, M/V China and M/V Brazil were sold on February 7, 2012, February 11, 2012, and March 19, 2012, respectively. Refer to Note 26 for more details.
10)	On March 30, 2010, NewLead acquired Curby Navigation Ltd., a company which was incorporated on December 30, 2009. On March 14, 2012, the lender foreclosed on the asset. Refer to Note 26 for more details.
11)	M/V Grand Ocean was sold on January 11, 2012. Refer to Note 26 for more details.
12)	The company was dissolved on November 9, 2010.
13)	M/V Saronikos Bridge was sold on January 7, 2010. The shipowning company was become dormant on July 28, 2011 and is in process of being dissolved.
14)	M/V MSC Seine was sold on January 20, 2010.
15)	These shipowning companies were dissolved on September 21, 2011.
16)	The shipowning company was become dormant on July 28, 2011 and is in process of being dissolved.
17)	The shipowning company was dissolved on June 15, 2010.

18)	By its letter dated February 24, 2012, the Bank of Scotland, due to events of default that occurred under the loan agreements, exercised its rights to foreclose on the shares of Ayasha Trading Corporation and Bethune Properties S.A. which subsequently came under the bank’s ownership. Refer to Note 26 for more details.
19)	M/V Newlead Esmeralda was sold on February 16, 2012. Refer to Note 26 for more details.
20)	On August 12, 2011, First Business Bank ("FBB") and NewLead entered into a sale agreement for two vessels, the Newlead Prosperity and the Newlead Spartounta, which were sold on September 13, 2011 and September 20, 2011, respectively. Refer to Note 11 for more details.
21)	On July 28, 2011, Hull 4023, named the Navios Serenity, was delivered from a Korean shipyard. On March 26, 2012, the vessel was sold. Refer to Note 26 for more details.
22)	Vessels M/T High Land, M/T High Rider, M/T Altius, M/T Fortius and M/T Ostria were transferred from Trans Continent Navigation Ltd, Mote Shipping Ltd, Statesman Shipping Ltd, Trans State Navigation Ltd and Bora Limited to Altius Marine S.A., Land Marine S.A., Rider Marine S.A., Fortius Marine S.A. and Ostria Waves Ltd in November, July, August, November 2005 and January 2007, respectively. The original acquisitions for these vessels were made on June 24, 2004, on March 7, 2003, on March 18, 2003, on August 2, 2004 and on May 25, 2004, respectively. Statesman Shipping Ltd. was dissolved on January 7, 2012.
23)	Newlead Trading Inc. was established on July 1, 2011 as a joint venture between the Company and a third party. The Company owns 50% of Newlead Trading Inc. shares.
24)	M/V Newlead Venetico was sold on May 8, 2012. Refer to Note 26 for more details.
25)	The Company is under negotiations with Piraeus Bank in respect of the sale of the vessels Hiona and Hiotissa.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation:

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

The financial statements for periods prior to October 14, 2009, as labeled "Predecessor", reflect the consolidated financial position, results of operations and cash flows of the 12 vessel-owning subsidiaries of NewLead. Refer to Note 1 about the recapitalization transaction that gave rise to the “Predecessor” transaction.

The financial statements for the period from October 14, 2009 to December 31, 2009, as labeled "Successor", reflect the consolidated financial position, results of operations and cash flows of the Predecessor 11 vessel-owning subsidiaries and the three vessel-owning subsidiaries contributed by Grandunion.

The financial statements for the year ended December 31, 2010, as labeled "Successor", reflect the consolidated financial position, results of operations and cash flows of the Predecessor 11 vessel-owning subsidiaries and the 14 vessel-owning subsidiaries, three of which were contributed by Grandunion, six of which were acquired through a business combination (see Note 5), three of which were acquired in July 2010 (see Note 11) and one newbuilding vessel and one leased vessel which both started their operations in the fourth quarter 2010.

The financial statements for the year ended December 31, 2011 reflect the consolidated financial position, results of operations and cash flows of the 22 vessel-owning subsidiaries, including one vessel under construction and three newbuilding vessels which started their operations during the year. See Note 2 and Note 26 for a discussion of the changes to the Company as a result of the ongoing restructuring efforts, including the sale and other dispositions of vessels.

Furthermore, certain other subsidiaries are included in the consolidated financial statements, as described in Note 2.

Restatement of Previously Issued Financial Statements

Subsequent to the issuance of the Company’s 2010 and 2009 (Successor) consolidated financial statements, the Company determined that the method used to amortize the beneficial conversion feature (“BCF”) on its 7% senior unsecured convertible notes was erroneous because the Company had previously amortized the BCF on a straight line basis, rather than using the effective interest rate method. This resulted in a material error and the restatement of the Company’s 2010 and 2009 (Successor) Financial Statements. The impacts of the restatement are summarized in the following table:

	As of and for the Year Ended December 31, 2010			As of December 31, 2009 and for the Period From October 14, 2009 to December 31, 2009
	As Previously Reported	As Restated	As Reported*	As Previously Reported	As Restated	As Reported*

Senior convertible 7% notes	$55,877	$45,230	$45,230	$41,430	$39,283	$39,283
Total non-current liabilities	$591,360	$580,713	$580,713	$272,597	$270,450	$270,450
Total liabilities	$686,099	$675,452	$675,452	$326,857	$324,710	$324,710
Accumulated deficit	$(132,721)	$(122,074)	$(122,074)	$(37,872)	$(35,725)	$(35,725)
Total shareholders' equity	$75,634	$86,281	$86,281	$158,512	$160,659	$160,659
Interest and finance expense	$(44,899)	$(36,399)	$(28,723)	$(23,996)	$(21,849)	$(20,697)
Loss from continuing operations	$(97,618)	$(89,118)	$(77,286)	$(35,865)	$(33,718)	$(31,316)
Net loss	$(94,849)	$(86,349)	$(86,349)	$(37,872)	$(35,725)	$(35,725)
Loss per share basic and diluted - continuing operations	$(14.03)	$(12.81)	$(11.11)	$(6.42)	$(6.03)	$(5.60)
Loss per share basic and diluted – total	$(13.63)	$(12.41)	$(12.41)	$(6.78)	$(6.39)	$(6.39)

*	In addition, and unconnected to the correction of the error, the amounts presented reflect the retrospective application of discontinued operations for all periods presented. Refer to Note 25 (Discontinued Operations) in the accompanying consolidated financial statements.

Principles of Consolidation:

The accompanying consolidated financial statements represent the consolidation of the accounts of the Company and its wholly-owned subsidiaries. The subsidiaries are fully consolidated from the date on which control is transferred to the Company.

The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

All inter-company balances and transactions have been eliminated upon consolidation.

Use of Estimates:

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an ongoing basis, management evaluates the estimates and judgments, including those related to future dry-dock dates, the selection of useful lives for tangible and intangible assets, expected future cash flows from long-lived assets to support impairment tests, expected future cash flows from reporting units to support goodwill impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

 Foreign Currency Transactions:

The functional currency of the Company is the U.S. dollar because the Company's vessels operate in international shipping markets, and therefore primarily transact business in U.S. dollars. The accounting records of the Company's subsidiaries are maintained in U.S. dollars. Transactions involving other currencies during a year are converted into U.S. dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated to reflect the period-end exchange rates. Resulting gains or losses are reflected in the accompanying consolidated statements of operations.

Cash and Cash Equivalents:

The Company considers highly liquid investments, such as time deposits and certificates of deposit, with an original maturity of three months or less to be cash equivalents.

Restricted Cash:

Restricted cash includes additional minimum cash deposits required to be maintained with certain banks under the Company’s borrowing arrangements. In addition, it includes cash collateralized as well as retention accounts which contain the proceeds from the sale of the vessels and letters of guarantee for the acquisition of vessels. The funds can only be used for the purposes of interest payments and loan repayments, and the letters of guarantee can only be used for the acquisition of vessels.

Trade Receivables, Net and Other Receivables:

The amount shown as trade receivables, net at each balance sheet date includes estimated recoveries from charterers for hire, freight and demurrage billings, net of allowance for doubtful accounts. An estimate is made of the allowance for doubtful accounts based on a review of all outstanding amounts at each period, and an allowance is made for any accounts which management believes are not recoverable. Bad debts are written off in the year in which they are identified. The allowance for doubtful accounts at December 31, 2011 and 2010 amounted to$1,624 and $1,410, respectively, and relates to continuing and discontinued operations. Other receivables relates to claims for hull and machinery and loss of hire insurers.

Inventories:

Inventories, which comprise bunkers and lubricants remaining on board the vessels at year end, are valued at the lower of cost and market value as determined using the first in-first out method.

Vessels and Other Fixed Assets, net:

Vessels are stated at cost less accumulated depreciation and impairment losses. Cost consists of the contract price, delivery and acquisition expenses, interest cost while under construction, and, where applicable, initial improvements. Vessels acquired through an asset acquisition or through a business combination are stated at fair value. Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of a vessel; otherwise, these amounts are charged to expenses as incurred.

Depreciation of a vessel is computed using the straight-line method over the estimated useful life of the vessel, after considering the estimated salvage value of the vessel. Each vessel's salvage value is equal to the product of its lightweight tonnage and estimated scrap value per lightweight ton. Management estimates the useful life of the Company's vessels to be at a range of 25 to 30 years from the date of its initial delivery from the shipyard.

However, when regulations place limitations over the ability of a vessel to trade, its useful life is adjusted to end at the date such regulations become effective.

Fixed assets are stated at cost. The cost and related accumulated depreciation of fixed assets sold or retired are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying statement of operations.

Depreciation of fixed assets is computed using the straight-line method. Annual depreciation rates, which approximate the useful life of the assets, are:

Furniture, fixtures and equipment:	3 years
Computer equipment and software:	3 years

Assets held for sale/Discontinued operations:

Long-lived assets are classified as "Assets held for sale" when the following criteria are met: management has committed to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated; the sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale within one year; the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These assets are not depreciated once they meet the criteria to be held for sale.

The Company reports discontinued operations when the operations and cash flows of a component, usually a vessel, have been (or will be) eliminated from the ongoing operations of the Company, and the operations and cash flows will not be replaced or the Company does not have the ability to replace the vessels or segments, and the Company will not have any significant continuing involvement in the operations of the component after its disposal. All assets held for sale are considered discontinued operations for all periods presented.

For the year ended December 31, 2011, a total of eight vessels, from both the wet and dry segments, have been reported as discontinued operations. The Container Market (as defined in Note 25) was fully discontinued as of December 31, 2009.

Accounting for Special Survey and Dry-docking Costs:

The Company's vessels are subject to regularly scheduled dry-docking and special surveys, which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the Classification Societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of dry-docking and special surveys are deferred and amortized over the above periods or to the next dry-docking or special survey date if such date has been determined.

Costs incurred during the dry-docking period relating to routine repairs and maintenance are expensed. The unamortized portion of special survey and dry-docking costs for vessels sold is included as part of the carrying amount of the vessel in determining the gain/(loss) on sale of the vessel.

Impairment of Long-lived Assets:

Long-lived assets and certain identifiable intangibles held and used by an entity are required to be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the future net undiscounted cash flows from the assets are less than the carrying values of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and its fair value.

Undiscounted projected net operating cash flows are determined for each asset group and compared to the carrying value of the vessel and related carrying value of the intangible (backlog asset and deferred charter revenue) with respect to the time charter agreement attached to that vessel or the carrying value of deposits for newbuildings. Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable (backlog asset) or unfavorable (deferred charter revenue) when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group. For vessels under construction, the net estimated cash flows also include the future cash outflows to make vessels ready for use, all remaining progress payments to shipyards and other pre-delivery expenses (e.g. capitalized interest).

The significant factors and assumptions the Company used in the undiscounted projected net operating cash flow analysis included, among others, operating revenues, off-hire revenues, dry-docking costs, operating expenses and management fee estimates. Revenue assumptions were based on a number factors for the remaining life of the vessel: (a) contracted time charter rates up to the end of life of the current contract of each vessel, (b) the most recent ten-year average historical one-year time charter rates (adjusted for market conditions), (c) the respective vessel's age as well as considerations such as scheduled and unscheduled off-hire days based on historical experience and (d) the likelihood of the sale of the asset group. Operating expense assumptions included an annual escalation factor. All estimates used and assumptions made were in accordance with the Company's historical experience. Fair value is determined using the valuation derived from market data.

The current assumptions used and the estimates made are highly subjective, and could be negatively impacted by further significant deterioration in charter rates or vessel utilization over the remaining life of the vessels, which could require the Company to record a material impairment charge in future periods. The Company performed an impairment assessment of the long-lived assets groups (i) as of September 30, 2009, (ii) as of December 31, 2009, (iii) during the years ended December 31, 2011, and 2010, when certain vessels were disposed of, (iv) as of December 31, 2010 and (v) as of December 31, 2011. For certain asset groups as of December 31, 2011, the future net undiscounted cash flows from the assets were less than the carrying values of the assets and, therefore, were adjusted to fair value. For the year ended December 31, 2011, the Company recorded an impairment charge totaling $73,349 in continuing operations on eleven of the thirteen vessels that were held and used as of December 31, 2011. In addition, an impairment charge in continuing operations of $43,214 was recorded on back log assets, and an impairment charge in continuing operations of $5,530 was recorded on vessels under construction. For two of the four vessels that qualified as assets held for sale as of December 31, 2011, the vessels were adjusted to their fair value as of December 31, 2011, and a total impairment charge of $30,426 was recorded within Loss from discontinued operations for the vessels that are held for sale or were disposed of in the year ended December 31, 2011 (see Note 11). Two of the four vessels that were sold during the year ended December 31, 2011 were adjusted to their fair value prior to their disposal. For the year ended December 31, 2010, the Company recorded an impairment charge on vessels in the amount of $15,662, all of which was recorded within continuing operations. The Company's impairment analysis as of December 31, 2009 did not result in an impairment loss. The impairment analysis as of September 30, 2009 resulted in an impairment loss of $40,859 from continuing operations and $50,742 from discontinued operations for the period from January 1, 2009 to October 13, 2009.

Goodwill:

The Company evaluates goodwill for impairment using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value based on a discounted cash flow analysis.

If the fair value of the reporting unit exceeds its carrying amount, no impairment exists. If the carrying amount of the reporting unit exceeds its air value, then the Company must perform the second step in order to determine the implied fair value of the reporting unit's goodwill and compare it with its carrying amount. The implied fair value is determined by allocating the fair value of the reporting unit to all the assets and liabilities of that reporting unit, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price. If the carrying amount of the goodwill exceeds its implied fair value, then a goodwill impairment is recognized by writing the goodwill down to the implied fair value (see Note 6).

Backlog asset/Deferred charter revenue:

Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company typically records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the time or bareboat charters assumed based on the market value at the time a vessel is acquired. The amount to be recorded as an asset or liability at the date of vessel delivery is based on the difference between the current fair value of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed. When the present value of the time charter assumed is greater than the current fair value of a charter with similar characteristics, the difference is recorded as a backlog asset. When the net present value of the time or bareboat charter assumed is lower than the current fair value of a charter with similar characteristics, the difference is recorded as deferred charter revenue. Such assets and liabilities, respectively, are amortized as an increase in, or a reduction of, “Depreciation and Amortization Expense” over the remaining period of the time or bareboat charters acquired. For the impairment recognized on these assets, refer to “Vessels and Other Fixed Assets, net” in this Note.

 Provisions:

 The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management provides for a contingent loss in the financial statements if the contingency has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. In accordance with the guidance issued by the Financial Accounting Standards Board ("FASB"), in accounting for contingencies, if the Company has determined that the reasonable estimate of the loss is a range, and there is no best estimate amount within the range, the Company will provide the lower amount of the range. See Note 22 "Commitments and Contingent Liabilities" for further discussion.

The Company participates in Protection and Indemnity (P&I) insurance plans provided by mutual insurance associations known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums (supplementary calls) to fund operating deficits incurred by the clubs ("back calls"). Obligations for back calls are accrued annually based on information provided by the clubs and when the obligations are probable and estimable.

Leases:

Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases. The Company records vessels under capital leases as fixed assets at the lower of the present value of the minimum lease payments at inception of the lease or the fair value of the vessel. Vessels under capital leases are amortized over the estimated remaining useful life of the vessel for capital leases which provide for transfer of title of the vessel, similar to that used for other vessels of the Company. The current portion of capitalized lease obligations are reflected in the balance sheet in "Capital lease obligations, current" and remaining long-term capitalized lease obligations are presented as “Capital lease obligations, non-current". (Refer to Note 17 for current classification as of December 31, 2011). Payments made for operating leases are expensed on a straight-line basis over the term of the lease. Office and warehouse rental expense is recorded in “General and administrative expenses” in the consolidated statements of operations.

Financing Costs:

Fees incurred for obtaining new debt are deferred and amortized over the life of the related debt, using the effective interest rate method.

Fees incurred in a refinancing of existing debt continue to be amortized over the remaining term (or expected remaining term) of the new debt where there is a modification of the debt. Fees incurred in a refinancing of existing loans where there is an extinguishment of the old debt are written off and included in the debt extinguishment gain or loss.

Interest Expense:

Interest costs are generally expensed as incurred and include interest on loans, financing costs, amortization and write-offs and a deemed interest from BCF. Interest costs incurred while a vessel is being constructed are capitalized.

Accounting for Revenue and Expenses:

The Company generates its revenues from charterers for the charter hire of its vessels. Vessels are chartered using either time and bareboat charters, where a contract is entered into for the use of a vessel for a specific period of time and a specified daily charter hire rate, or voyage charters, where a contract is made in the spot market for the use of a vessel for a specific voyage for a specified charter rate. If a charter agreement exists, price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel and address commissions. A voyage is deemed to commence upon the completion of discharge of the vessel's previous cargo and is deemed to end upon the completion of the discharge of the current cargo.

Profit sharing represents the Company's portion of the excess of the actual net daily charter rate earned by the Company's charterers from the employment of the Company's vessels over a predetermined base charter rate, as agreed between the Company and its charterers. Such profit sharing is recognized in revenue when mutually settled.

Demurrage income represents payments by the charterer to the vessel owner when loading or discharging time exceeded the stipulated time in the voyage charter and is recognized as incurred.

Deferred income represents cash received on charter agreement prior to the balance sheet date and is related to revenue not meeting the criteria for recognition.

Voyage Expenses:

 Voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions.

Vessel Operating Expenses:

Vessel operating expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, insurance, stores and lubricants and miscellaneous expenses such as communications. Vessel operating expenses exclude fuel cost, port expenses, agents' fees, canal dues and extra war risk insurance, which are included in "voyage expenses".

 Insurance Claims:

Insurance claims represent the claimable expenses, net of deductibles, which are probable to be recovered from insurance companies. Any costs to complete the claims are included in accrued liabilities. The Company accounts for the cost of possible additional call amounts under its insurance arrangements in accordance with the accounting guidance for contingencies based on the Company's historical experience and the shipping industry practices. These claims are included in the consolidated balance sheet line item "Other receivables".

Pension and Retirement Benefit Obligations-Crew:

The crew on board the companies’ vessels serves in such capacity under short-term contracts (usually up to seven months) and accordingly, the vessel-owning companies are not liable for any pension or post retirement benefits.

Repairs and Maintenance:

Expenditure for routine repairs and maintenance of the vessels is charged against income in the period in which it is incurred. Major vessel improvements and upgrades are capitalized to the cost of vessel.

Derivative Financial Instruments:

Derivative financial instruments are recognized in the balance sheets at their fair values as either assets or liabilities. Changes in the fair value of derivatives that are designated and qualify as cash flow hedges, and that are highly effective, are recognized in other comprehensive income. If derivative transactions do not meet the criteria to qualify for hedge accounting, any unrealized changes in fair value are recognized immediately in the statement of operations.

Gain/loss arising on the termination of interest rate swap agreements qualifying as hedging instruments are deferred and amortized over the shorter of the life of the hedged debt or the hedge instrument.

The Company has entered into various interest rate swap agreements (see Note 21) that did not qualify for hedge accounting. As such, the fair value of these agreements and changes therein are recognized in the balance sheets and statements of operations, respectively.

Share-based Compensation:

The standard requires the Company to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). The grant-date fair value of employee share options and similar instruments are estimated using option-pricing models adjusted for the unique characteristics of those instruments. The cost is recognized over the period during which an employee is required to provide service in exchange for the award — the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service. Employee share purchase plans will not result in recognition of compensation cost if certain conditions are met. If an equity award is modified after the grant date, incremental compensation cost will be recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification.

Warrants:

The Company initially measures warrants at fair value. If warrants meet accounting criteria for equity classification then there is no other measurement subsequent to their issue. If based on their contractual terms warrants need to be recorded as derivative liabilities, then they are remeasured to fair value at each reporting period with changes recognized in the statements of operations.

Segment Reporting:

Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Based on the Company's methods of internal reporting and management structure, the Company has two reportable segments: Wet Operations (consisting of tankers transporting several different refined petroleum products simultaneously in segregated, coated cargo tanks) and Dry Operations (consisting of transportation and handling of bulk cargoes through ownership, operation and trading of vessels). See Note 20.

Loss per Share:

The Company has presented loss per share for all periods presented based on the weighted average number of its outstanding common shares at the reported periods. The effect of dilutive or potentially dilutive securities is anti-dilutive, accordingly there is no difference between basic and diluted net loss per share.

RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2011
RECENT ACCOUNTING PRONOUNCEMENTS
RECENT ACCOUNTING PRONOUNCEMENTS

4. RECENT ACCOUNTING PRONOUNCEMENTS

Fair Value Disclosures

 In January 2010, the FASB issued amended standards requiring additional fair value disclosures. The amended standards require disclosures of transfers in and out of Levels 1 and 2 of the fair value hierarchy, as well as requiring gross basis disclosures for purchases, sales, issuances and settlements within the Level 3 reconciliation. Additionally, the update clarifies the requirement to determine the level of disaggregation for fair value measurement disclosures and to disclose valuation techniques and inputs used for both recurring and nonrecurring fair value measurements in either Level 2 or Level 3. The Company adopted the new guidance effective in the first quarter of fiscal 2010, except for the disclosures related to purchases, sales, issuance and settlements, which were effective for the Company beginning in the first quarter of fiscal 2011. The adoption of the new standard did not have a significant impact on the Company's consolidated financial statements.

Goodwill Impairment Guidance

In September 2011, the FASB issued an Update to simplify how public entities test goodwill for impairment. The amendments in the Update permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted including for annual and interim impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The amendment will be adopted by the Company in the first quarter of 2012. The adoption of the new amendments is not expected to have a significant impact on the Company’s consolidated financial statements.

Fair Value Measurement

 In May 2011, the FASB issued amendments to achieve common fair value measurement and disclosure requirements. The new guidance (i) prohibits the grouping of financial instruments for purposes of determining their fair values when the unit of accounting is specified in another guidance, unless the exception provided for portfolios applies and is used; (ii) prohibits application of a blockage factor in valuing financial instruments with quoted prices in active markets; and (iii) extends that prohibition to all fair value measurements. Premiums or discounts related to size as a characteristic of the entity’s holding (that is, a blockage factor), instead of as a characteristic of the asset or liability (for example, a control premium), are not permitted. A fair value measurement that is not a Level 1 measurement may include premiums or discounts other than blockage factors when market participants would incorporate the premium or discount into the measurement at the level of the unit of accounting specified in another guidance. The new guidance aligns the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. As a result, an entity should measure the fair value of its own equity instruments from the perspective of a market participant that holds the instruments as assets. The disclosure requirements have been enhanced. The most significant change will require entities, for their recurring Level 3 fair value measurements, to disclose quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements. In addition, entities must report the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The new guidance is effective for interim and annual periods beginning on or after December 15, 2011, with early adoption prohibited. The new guidance will require prospective application. The adoption of the new standard is not expected to have a significant impact on the Company’s consolidated financial statements.

Presentation of Comprehensive Income

In June 2011, the FASB issued an Update regarding the presentation of comprehensive income. According to the update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. On December 23, 2011 the FASB issued an amendment to the new standard on comprehensive income to defer the requirement to measure and present reclassification adjustments from accumulated other comprehensive income to net income by income statement line item in net income and also in other comprehensive income. Regardless of whether an entity chooses to present comprehensive income in a single continuous statement or in two separate but consecutive statements, the entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The adoption of the new amendments did not have a significant impact on NewLead Holdings’ consolidated financial statements. There were no items of comprehensive income arising in any of the periods presented.

BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATION
BUSINESS COMBINATION

5. BUSINESS COMBINATION

On April 1, 2010, NewLead completed the 100% acquisition of six vessels (four dry bulk vessels and two product tankers) and Newlead Shipping and its subsidiaries, an integrated technical and commercial management company, pursuant to the terms of a Securities Purchase Agreement, dated March 31, 2010 (the "Purchase Agreement"), between NewLead and Grandunion. Newlead Bulkers S.A., or Newlead Bulkers, is a subsidiary of Newlead Shipping that was acquired as part of this transaction, and provides technical and commercial management services to our dry bulk vessels. In exchange for shares of the subsidiaries acquired, NewLead assumed approximately $161,000 of bank debt, accounts payable and accrued liabilities, net of cash acquired, and paid Grandunion an additional consideration of $5,310 which consisted of $100 in cash, as well as 700,214 common shares (the “Shares”) to Grandunion, reflecting the 737,037 Shares initially issued to complete the acquisition and the subsequent cancellation of 36,823 of these Shares to maintain the aggregate consideration in accordance with the terms of the Purchase Agreement as a result of assuming a higher amount of liabilities. The Company valued the Shares issued at $7.44 per common share, which represented the market price less a discount for the Lock-Up Agreement. The Shares were subject to a Lock-Up Agreement, dated April 1, 2010, pursuant to which the Shares were restricted from disposition or any other transfer for the one year period which ended April 1, 2011.

The acquisition was accounted for under the acquisition method of accounting and, accordingly, the assets acquired and liabilities assumed were recorded at their fair values. The Company estimated the fair values of the assets acquired and liabilities assumed at the date of acquisition as follows:

Fair value on acquisition date
Cash and cash equivalents	$1,661
Trade and other receivables, net	1,342
Inventories	349
Prepaid expenses	950
Backlog asset	9,833
Vessels	143,808
Restricted cash	34
Total assets	157,977

Accounts payable	7,417
Accrued liabilities	1,105
Deferred income	352
Due to related parties, net	547
Deferred charter revenue	3,051
Bank debt	154,475
Total liabilities	166,947

Fair value of net liabilities	8,970
Fair value of additional consideration	5,310
Goodwill	$14,280

The excess of the fair value of total liabilities assumed over total assets acquired and other consideration resulted in a premium (goodwill) recorded in the line “Goodwill” in the Company’s consolidated balance sheet. Goodwill has been allocated to the dry and wet segments, based on the fair values of the respective vessels, at approximately 52% and 48%, respectively (see Note 6). The goodwill balance arose primarily as a result of the synergies existing within the acquired business and also the synergies expected to be achieved as a result of combining the six vessels and Newlead Shipping and its subsidiaries with the rest of the Company.

Direct acquisition costs of approximately $1,300 were fully expensed.

The following paragraph includes pro forma consolidated financial information and reflects the results of operations for the years ended December 31, 2010 and 2009, as if the acquisition had been consummated as of January 1, 2009 and after giving effect to acquisition accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of January 1, 2009. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations. The actual results of the operations of the six vessels and the two management companies are included in the consolidated financial statements of the Company only from the date of the acquisition.

If the business combination had taken place on January 1, 2009, the Company’s operating revenues would have been approximately $60,300 for the period January 1, 2009 to October 13, 2009 and approximately $21,500 for the period October 14, 2009 to December 31, 2009, and net loss would have been approximately $133,400 for the period January 1, 2009 to October 13, 2009 and approximately $40,000 for the period October 14, 2009 to December 31, 2009, including $58,684 and $4,409, respectively, loss from discontinued operations. Furthermore, operating revenues would have been approximately $112,400 for the year ended December 31, 2010 and net loss (including approximately $9,063 of gain from discontinued operations) would have been approximately $107,200 for the year ended December 31, 2010. The contribution of this business combination in the year ended December 31, 2010 since the acquisition date was as follows: (a) approximately $31,200 in operating revenues and (b) approximately $2,100 in net loss.

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
GOODWILL

6. GOODWILL

The 2009 recapitalization, described in Note 1, was recorded as follows:

1.	The transfer of the three vessels—the Australia, the Brazil and the China—to NewLead from Grandunion was accounted for as an asset acquisition and at historical book value, since control over the vessels did not change.

2.	The acquisition of the predecessor entity was accounted for under the acquisition method of accounting and, accordingly, these assets and liabilities assumed were recorded at their fair values. The Company utilized a combination of valuation methods, such as the market approach and the income approach, in order to determine the fair values of the predecessor vessels’ time charters attached, the charter free values of the vessels and the calculation of the equity consideration. The fair value of the entity as a business was determined based on its capitalization on October 13, 2009. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed resulted in a premium (goodwill) of $86,036 and was recorded in the line “Goodwill” in the Company’s consolidated balance sheet. Goodwill has been allocated to the wet and dry reporting units based on the fair values of the respective vessels, at approximately 76% and 24%, respectively.

The basis adjustments, presented in the following table, result from the Company’s assessment of the estimated fair values for each vessel (obtained by third-party valuations for which management assumes responsibility for all assumptions and judgments) compared to the carrying value. The significant factors the Company used in deriving the carrying value included: net book value of the vessels, unamortized special survey and dry-docking cost and deferred revenue. The Company believes that the resulting balance sheet reflects the fair value of the assets and liabilities at the change of control date of October 13, 2009.

The following table shows the roll forward of the balance sheet of NewLead (Predecessor) as of October 13, 2009 to NewLead (Successor) on October 13, 2009 and is being presented solely to reflect the change of control and contribution from Grandunion:

	October 13, 2009	October 13, 2009
	Predecessor	Successor
	Carrying Value A	Basis Adjustments B		Value of Assets and Liabilities Acquired C=A+B	Contributions from Grandunion (at historical basis) (5) D	Financing Activities (7) E		Post Recapitalized Carrying Values F=C+D+E
Cash and cash equivalents	$-	$-		$-	$1,139	$131,544	(8)	$132,683
Restricted cash	1,898	-		1,898	-	(1,498	)(7)	400
Trade receivables, net	3,721	-		3,721	-	-		3,721
Other receivables	584	-		584	-	-		584
Inventories	2,713	-		2,713	262	-		2,975
Prepaid expenses	1,102	-		1,102	-	-		1,102
Backlog asset	-	7,520	(2)	7,520	-	-		7,520
Total current assets	10,018	7,520		17,538	1,401	130,046		148,985
Vessels and other fixed assets, net	185,813	2,587	(1)	188,400	75,289	-		263,689
Restricted cash	-	-		-	-	10,672	(7)	10,672
Deferred charges, net	1,018	(1,018	)(3)	-	-	8,222	(8)	8,222
Goodwill		86,036		86,036				86,036
Total non-current assets	186,831	87,605		274,436	75,289	18,894		368,619
Total assets	$196,849	$95,125		$291,974	$76,690	$148,940		$517,604
Current portion of long-term debt	$(221,430)	$-		$(221,430)	$(6,240)	$193,430	(7)	$(34,240)
Accounts payable, trade	(10,146)	-		(10,146)	-	-		(10,146)
Accrued liabilities	(11,794)	-		(11,794)	(298)	-		(12,092)
Deferred income	(673)	-		(673)	(887)	-		(1,560)
Derivative financial instruments	(9,439)	-		(9,439)	(2,295)	-		(11,734)
Deferred charter revenue	(1,222)	1,222	(4)	-	-	-		-
Due to managing agent	(1,599)	-		(1,599)	-	-		(1,599)
Total current liabilities	(256,303)	1,222		(255,081)	(9,720)	193,430		(71,371)
Deferred income	-	-		-	(813)	-		(813)
Derivative financial instruments	-	-		-	-	(3,971	)(8)	(3,971)
7% Convertible senior notes, net	-	-		-	-	(44,433	)(8)	(44,433)
Long-term debt	-	-		-	(31,160)	(193,430	)(7)	(224,590)
Total non-current liabilities	-	-		-	(31,973)	(241,834)		(273,807)
Total liabilities	(256,303)	1,222		(255,081)	(41,693)	(48,404)		(345,178)
Share capital	(24)	-		(24)	(16)	-		(40)
Additional paid-in capital	(114,847)	(96,347)		(36,869)	(34,981)	(100,536)		(172,386)
Accumulated deficit	174,325 (6)	-		-	-	-		-
Total shareholders' equity	59,454	(96,347)		(36,893)	(34,997)	(100,536)		(172,426)
Total liabilities and shareholders' equity	$(196,849)	$(95,125)		$(291,974)	$(76,690)	$(148,940)		$(517,604)

(1)	Vessels and other fixed assets, net were adjusted to fair value.

(2)	Backlog asset which related to charter-out contracts were determined to have a fair value.

(3)	Deferred charges were valued at $0.

(4)	Deferred charter revenue was valued at $0.

(5)	The assets and liabilities of the three vessel owning companies brought into the Company from Grandunion were recorded at their historical cost.

(6)	Accumulated deficit was transferred to additional paid-in capital.

(7)	The Company's existing syndicate of lenders entered into the Facility Agreement, dated October 13, 2009, which resulted in the classification of the debt according to the contractual terms. As a result of the Facility Agreement, the Company complied with its covenants, described in Note 15, and on the recapitalization date, the Company's debt was reclassified between its long and short term components based on its contractual terms, while the agreement requires restricted cash of 5%.

(8)	Represents the issuance of the 7% Notes, described in Note 1, net of discounts. For more details on the 7% Notes, see the discussion in Note 16.

The reconciliation of the carrying amount of Goodwill as of December 31, 2011 and 2010 was as follows:

Goodwill

Balance at January 1, 2010	$86,036

Goodwill acquired during the year (Note 5)	14,280
Impairment loss	(18,726)
Balance at December 31, 2010	81,590

Impairment loss	(81,590)
Balance at December 31, 2011	$-

Goodwill Impairment

The Company evaluated goodwill for impairment using a two-step process. First, the aggregate fair value of the reporting unit was compared to its carrying amount, including goodwill. The Company determines the fair value based on discounted cash flow analysis. The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, and using judgments and assumptions that management believes were appropriate in the circumstances. The future cash flows from operations were determined by considering the charter revenues based on a number of factors relating to the remaining life of the vessels, including: (a) the contracted time charter rates up to the end of life of the current contract of each vessel, (b) the most recent ten-year average historical one-year time charter rates (adjusted for market conditions) and (c) the respective vessel's age, as well as considerations such as scheduled and unscheduled off-hire days based on historical experience or, if the most likely use of the vessel would result in flows only through its disposal, the fair value of the vessel at the end of the reporting period. Expenses were forecasted with reference to the historic absolute and relative levels of expenses the Company has incurred in generating revenue in each reporting unit, and operating strategies and specific forecasted operating expenses to be incurred are forecasted by applying an inflation rate of 2% considering the economies of scale due to the Company’s growth. The weighted average cost of capital (WACC) used was between 9% and 12%.

Prior to the impairment test as of December 31, 2011, goodwill allocated to the wet and dry reporting units amounted to $53,966 and $27,624, respectively. Prior to the impairment test as of December 31, 2010, goodwill allocated to the wet and dry reporting units amounted to $72,692 and $27,624, respectively. The Company’s annual impairment test as of December 31, 2011 resulted in an impairment charge of $53,966 related to the wet segment and of $27,624 related to the dry segment, which we rerecorded in “Impairment Losses” in the consolidated statement of operations. The Company also performed a goodwill impairment test at an interim date of June 30, 2011, which did not result in any impairment. The Company’s annual impairment test as of December 31, 2010 resulted in an impairment charge of $18,726 related to the wet segment, which was recorded in “Impairment Losses” in the consolidated statement of operations. The Company’s impairment testing as of December 31, 2009 did not result in any impairment charge.

RESTRICTED CASH	12 Months Ended
Dec. 31, 2011
RESTRICTED CASH
RESTRICTED CASH

7. RESTRICTED CASH

Restricted cash, as of December 31, 2011 and 2010, was as follows:

	As of December 31,	As of December 31,
	2011	2010

Minimum Liquidity	$250	$250
Retention of proceeds from sale of vessels	-	1,323
Letters of guarantee for hull and vessels	-	11,033
Short term restricted cash accounts	250	12,606

Retention of proceeds from sale of vessels	-	30,669
Letters of guarantee	31	31
Long term restricted cash accounts	31	30,700

	$281	$43,306

The decrease in restricted cash is mainly attributable to the fact that in January 2011, the Company used $31,992 of the retained proceeds received from the sale of the five non-core vessels, the High Rider, the High Land, the Chinook, the Ostria and the Nordanvind, to partially repay the Facility Agreement. Moreover, during January 2011, the Company used a letter of guarantee amounting to approximately $6,000 for the acquisition of the Newlead Prosperity and a letter of guarantee amounting to approximately $5,033 for the construction of Newlead Gujarat.

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES
INVENTORIES	8. INVENTORIES Inventories, as of December 31, 2011 and 2010, were as follows:
	As of December 31,	As of December 31,
	2011	2010

Bunkers	$769	$1,656
Lubricants	917	1,330
	$1,686	$2,986

BACKLOG ASSET / DEFERRED CHARTER REVENUE	12 Months Ended
Dec. 31, 2011
BACKLOG ASSET / DEFERRED CHARTER REVENUE
BACKLOG ASSET / DEFERRED CHARTER REVENUE

9. BACKLOG ASSET / DEFERRED CHARTER REVENUE

The movement of the backlog asset and the deferred charter revenue as of December 31, 2011 was as follows:

	Backlog Asset	Deferred Charter Revenue

PREDECESSOR
Balance at January 1, 2009	$-	$2,916
Additions	-	-
Amortization	-	(1,694)
Balance at October 13, 2009	$-	$1,222

SUCCESSOR
Additions	-	-
Change in control — basis adjustment	$7,520	$(1,222)
Amortization	(1,992)	-

Balance at December 31, 2009	5,528	-

Business combination (Note 5)	9,833	3,051
Additions	53,186	710
Amortization	(13,890)	(3,194)
Balance at December 31, 2010	54,657	567

Amortization	(8,697)	(567)
Impairment loss	(43,214)	-
Balance at December 31, 2011	$2,746	$-

December 31, 2011
Current	$2,404	$-
Non-current	$342	$-

December 31, 2010
Current	$8,492	$476
Non-current	$46,165	$91

As a result of the business combination disclosed in Note 5, the transaction related to the Kamsarmax vessels described in Note 10, and the July 2010 acquisition of five dry bulk vessels described in Note 11, the Company acquired backlog assets of $9,833, $27,677 and $25,509, respectively.

Future amortization expense of the backlog asset, related to the Newlead Markela, in aggregate will be $2,404 and $342 over the next two years, respectively.

Impairment of backlog assets

As a result of the impairment testing of the vessel asset groups, certain backlog assets related to the vessels Newlead Tomi, Navios Serenity, Newlead Gujarat and Hull 4029 were considered impaired as of December 31, 2011 and an impairment charge totaling $43,214 was recognized. See Note 3 for the details related to the impairment tests of the vessel asset groups.

VESSELS UNDER CONSTRUCTION	12 Months Ended
Dec. 31, 2011
VESSELS UNDER CONSTRUCTION
VESSELS UNDER CONSTRUCTION

10. VESSELS UNDER CONSTRUCTION

The movement of the vessels under construction as of December 31, 2011 was as follows:

	Kamsarmax Vessels	Post- Panamax Vessel	Handysize Vessels	Total

Balance January 1, 2010	$-	$-	$-	$-
Advance payments in cash	27,500	7,400	7,900	42,800
Acquired advances for vessels under construction	19,727	-	9,588	29,315
Capitalized expenses	3,027	398	738	4,163
Transfer to vessels' cost	(44,025)	-	-	(44,025)

Balance December 31, 2010	$6,229	$7,798	$18,226	$32,253

Advance payments in cash	35,000	28,600	19,350	82,950
Progress payment payable for vessels under construction	-	-	7,400	7,400
Capitalized expenses	3,609	2,310	1,968	7,887
Impairment loss	-	-	(5,530)	(5,530)
Transfer to vessels' cost	(44,838)	(38,708)	(34,359)	(117,905)

Balance December 31, 2011	$-	$-	$7,055	$7,055

On March 30, 2010, the Company entered into a Stock Purchase Agreement for the purchase of a 92,000 deadweight ton (“dwt”) newbuild Post-Panamax vessel from a shipyard in South Korea for $37,000. The vessel, named the Newlead Endurance, was delivered in June 2011 and the total cost (including capitalized interest) of $38,708 was transferred to vessels.

On April 15, 2010, the Company completed the acquisition of two Kamsarmaxes under construction for an aggregate consideration of approximately $112,700 (including the assumption of newbuilding contract commitments and debt related to the two Kamsarmaxes) in exchange for the vessel Chinook as part of the same transaction. The purchase was completed pursuant to the terms of a Securities Purchase Agreement (“SPA”), dated February 18, 2010, with Aries Energy Corporation, a company with which NewLead has a significant shareholder in common and Bhatia International PTE Ltd., an unrelated third party. Aries Energy Corporation and Bhatia International PTE Ltd. jointly owned all of the share capital of Ayasha Trading Corp. and Bethune Properties S.A. Each of these companies had a shipbuilding contract for the construction of a Kamsarmax vessel. As part of the SPA, the Company received the two Hulls, assumed the related debt in exchange and transferred the vessel Chinook to Aries Energy Corporation and Bhatia International PTE Ltd. The Company also reimbursed the sellers for certain expenses incurred on its behalf. This transaction was accounted for as a non-monetary exchange and NewLead recognized assets of $49,905, which consisted of vessels under construction of $19,727, backlog assets of $27,677 and certain advance payments of $2,501. In exchange for these assets, the Company surrendered the Chinook with a fair value of $8,500 and assumed liabilities which consisted of the existing bank debt of $32,500 (refer to Note 15), interest rate swap liabilities of $4,385 and other liabilities of $4,520.

The Newlead Tomi and the Newlead Gujarat were delivered in December 2010 and November 2011, respectively. The total cost of $44,025 and $44,838 were transferred to the vessels Newlead Tomi and the Newlead Gujarat, respectively.

As further explained in Note 11 “Vessels and Other Fixed Assets, Net”, in July 2010, the Company acquired two newbuildings and recognized purchase option liabilities of $3,973, with respect to the charterers’ 50% purchase option on these two hulls. The fair value as of the acquisition date of these two newbuildings was $9,588. In July 2011, the Navios Serenity, one of the two Handysize newbuilding vessels of 35,000 dwt, was delivered from a Korean shipyard and the total cost transferred to vessels was $34,359.

The other newbuilding, Handysize Hull 4029, is expected to be delivered in the third quarter of 2012. As of December 31, 2011, the newbuilding was tested for impairment and an impairment charge of $5,530 was recorded. As a result, total fair value of deposits for this Hull is $7,055 and the remaining commitments for delivery of this vessel amount to approximately $19,350. However, on February 20, 2012, the Company received a default letter from the yard in respect of the delay of the payment of an installment of $7,400 after the completion of the “steel cutting” in September 2011. The Company is currently under negotiations with the yard and the DVB Bank for the disposal of the asset.

See Note 26 for a discussion of recent developments relating to these vessels and hulls.

VESSELS AND OTHER FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2011
VESSELS AND OTHER FIXED ASSETS, NET
VESSELS AND OTHER FIXED ASSETS, NET

11.VESSELS AND OTHER FIXED ASSETS, NET

Acquisition of vessels

On April 15, 2010, the Company completed the acquisition of two Kamsarmaxes under construction for an aggregate consideration of approximately $112,700 (including the assumption of newbuilding contract commitments and debt related to the two Kamsarmaxes) in exchange for the vessel Chinook as part of the same transaction.

In July 2010, the Company completed the acquisition of five dry bulk vessels, including two newbuildings, from Grandunion. Pursuant to the purchase agreement, the entire transaction, which was an asset acquisition, aggregated to approximately $147,000, which included assumption of bank debt, other liabilities, net and the newbuildings’ commitments. The fair values acquired consisted of vessels of $58,110, vessels under construction of $9,588, backlog assets of $25,509, a deferred charter revenue liability of $710, bank debt of $86,368, purchase option liabilities of $3,973 and net other liabilities of $2,156.

In October 2010, the Company acquired the vessel Newlead Prosperity for a total consideration of $24,500.

On October 13, 2009, Grandunion (an affiliate of the Company) transferred three dry bulk carriers to the Company with a net historical basis of $75,289.

Transfer from vessels under construction

In June 2011, the Newlead Endurance was delivered from a South Korean shipyard for a contracted price of $37,000. A total cost of $38,708 was transferred from vessels under construction.

In July 2011, the Navios Serenity was delivered from a Korean shipyard for a contracted price of $34,000. A total cost of $34,359 was transferred from vessels under construction.

In November 2011, the Newlead Gujarat was delivered from a Korean shipyard for a contracted price of $34,000. A total cost of $44,838 was transferred from vessels under construction.

Sale of vessels

On December 20, 2011,the Company entered into a memorandum of agreement with an unrelated party for the sale of four LR1 product tanker vessels. The sale of two vessels, the Newlead Fortune and the Newlead Avra, was completed on December 22, 2011 for a net aggregate selling price of $63,758. The carrying value of the vessels was $55,171 and the gain on the sale of these two vessels amounted to $8,640 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows (see Note 25).See “Assets Held for Sale” below for information on the other two LR1 vessels.

On August 12, 2011, First Business Bank (“FBB”) and the Company entered into an agreement for the sale of two vessels, the Newlead Spartounta and Newlead Prosperity, which were sold on September 13, 2011 and September 20, 2011, respectively, for a net aggregate selling price of $33,548 (for more details see Note 15). The carrying value of the vessels was $28,005 and the gain on the sale of these two vessels amounted to $4,931 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows (see Note 25).

On April 22, 2010, the Company sold the High Rider to an unrelated third party for gross proceeds to the Company of approximately $6,700. The gain on the sale of the High Rider amounted to $49 and is included in (Loss)/gain on the sale of vessels, net.

In September 2010, the Company sold to unrelated third parties the Ostria and the Nordanvind, for a total gross consideration of approximately $16,300 resulting in an aggregate gain on the sale of the vessels of $1,045. Also, in September 2010, the Company sold the High Land for a gross consideration of approximately $4,500. The gain on the sale of the vessel amounted to $74 and is included in “(Loss)/gain on the sale of vessels, net”.

On June 10, 2009, the Company sold the Ocean Hope to an unrelated party for net proceeds of approximately $2,300. The loss on the sale of the vessel amounted to approximately $5,600. The Company paid 4% of the purchase price as sales commissions to Braemar Seascope Limited, an unrelated company. The Company also paid a 1% commission to a brokerage firm, of which one of the Company's former directors is a shareholder.  The results of the Ocean Hope during 2009, until the date of its delivery to its new owners, have been reported as discontinued operations in the accompanying statements of operations and cash flows (see Note 25).

Assets Held for Sale (Discontinued Operations)

On December 20, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale four LR1 product tanker vessels. Two vessels were sold in 2011 as noted above and the sale of the other two vessels, the Newlead Compass and the Newlead Compassion, was completed on January 31, 2012 for a net aggregate selling price of $79,197. As of December 31, 2011, the Newlead Compass and Newlead Compassion met the criteria for “Assets Held for Sale” and were recorded at their carrying value of $64,712, since this was below fair value (less costs to sell).

On December 29, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale of the Grand Ocean, which was completed on January 11, 2012, for a net aggregate selling price of approximately $8,150. On October 21, 2011, the Company entered into an agreement with Prime Mountain Shipping Ltd, in order to return the vessel Australia in settlement of part of the vessel’s outstanding debt. The delivery was completed on January 31, 2012. As of December 31, 2011, the Grand Ocean and the Australia met the criteria for “Assets Held for Sale” and were recorded at fair value (less costs to sell) of $21,370. For the year ended December 31, 2011, an impairment charge of $17,944 was recorded and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows (see Note 25).

As of December 31, 2011 and 2010, assets held for sale, net totaled $86,082 and $0, respectively.

Impairment of vessels

For the year ended December 31, 2011, the Company recorded an aggregate of $73,349 of impairment charges in continuing operations on eleven of the thirteen vessels that were held and used as of December 31, 2011. For two of the four vessels that qualified as assets held for sale as of December 31, 2011, these vessels were adjusted to their fair value as of December 31, 2011 (see above). A total impairment charge of $30,426 was recorded within Loss from discontinued operations. For the year ended December 31, 2010, the Company recorded an impairment charge on vessels in the amount of $15,662, which were all recorded within continuing operations. The Company's impairment analysis as of December 31, 2009 did not result in an impairment loss. The impairment analysis as of September 30, 2009 resulted in an impairment loss of $40,859 from continuing operations and $50,742 from discontinued operations for the period from January 1, 2009 to October 13, 2009. Refer to Note 3 for the details related to the vessel impairment tests.

See Note 26 for a discussion of recent developments relating to certain of these vessels.

The table below presents the movement of “Vessels and Other Fixed Assets, Net” as of December 31, 2011:

Cost	Vessels	Leased Vessels	Dry docking	Special survey	Other fixed assets	Total

PREDECESSOR
Balance at January 1, 2009	$410,169	$-	$12,011	$8,053	$210	$430,443
Additions	-	-	4,761	1,358	63	6,182
Disposals — Discontinued operations	(17,224)	-	(484)	(421)	-	(18,129)
Balance at October 13, 2009	$392,945	$-	$16,288	$8,990	$273	$418,496

SUCCESSOR
Additions	$-	$-	$1,333	$-	$-	$1,333
Additions — Contribution from Grandunion	98,985	-	5,767	-	-	104,752
Change in control — basis adjustment	(82,870)	-	(16,288)	(8,990)	(273)	(108,421)
Transfer to assets held for sale	(8,400)	-	-	-	-	(8,400)

Balance at December 31, 2009	400,660	-	7,100	-	-	407,760

Business combination	143,050	-	-	-	758	143,808
Additions	82,711	-	3,548	-	76	86,335
Transfer from Vessels Under Construction	44,025	-	-	-	-	44,025
Disposals	(34,338)	-	(1,332)	-	-	(35,670)
Transfers from Vessels to Leased Vessels	(87,291)	87,000	-	-	-	(291)
Balance at December 31, 2010	548,817	87,000	9,316	-	834	645,967

Additions	863	-	6,650	-	190	7,703
Transfer from Vessels Under Construction	79,197	38,708	-	-	-	117,905
Transfer to assets held for sale	(92,600)	(24,000)	(4,038)	-	-	(120,638)
Disposals — Discontinued operations	(102,794)	-	(2,959)	-	-	(105,753)
Loss on sale and leaseback	-	(208)	-	-	-	(208)
Balance at December 31, 2011	$433,483	$101,500	$8,969	$-	$1,024	$544,976

Accumulated Depreciation and Amortization
PREDECESSOR
Balance at January 1, 2009	$(119,547)	$-	$(9,413)	$(4,921)	$(99)	$(133,980)
Depreciation and Amortization for the period	(14,073)	-	(2,050)	(1,071)	(174)	(17,368)
Impairment loss	(91,601)	-	-	-	-	(91,601)
Disposals	9,361	-	484	421	-	10,266

Balance at October 13, 2009	$(215,860)	$-	$(10,979)	$(5,571)	$(273)	$(232,683)
SUCCESSOR
Additions — Contribution from Grandunion	$(27,894)	$-	$(1,569)	$-	$-	$(29,463)
Change in control — basis adjustment	94,184	-	10,979	5,571	273	111,007
Depreciation and Amortization for the period	(3,187)	-	(469)	-	-	(3,656)
Transfer to assets held for sale	150	-	-	-	-	150

Balance at December 31, 2009	(152,607)	-	(2,038)	-	-	(154,645)

Depreciation and Amortization for the year	(26,139)	(841)	(2,781)	-	(408)	(30,169)
Impairment loss (note 3)	(15,662)	-	-	-	-	(15,662)
Accumulated Depreciation of Leasedback Vessels	8,104	-	-	-	-	8,104
Disposals — Discontinued operations	1,664	-	157	-	-	1,821
Balance at December 31, 2010	(184,640)	(841)	(4,662)	-	(408)	(190,551)

Depreciation and Amortization for the year	(26,497)	(8,068)	(3,384)	-	(312)	(38,261)
Impairment loss (Note 3)	(68,185)	(30,497)	(5,093)	-	-	(103,775)
Transfer to assets held for sale	20,672	10,932	2,952	-	-	34,556
Disposals	20,148	-	2,426	-	-	22,574
Balance at December 31, 2011	$(238,502)	$(28,474)	$(7,761)	$-	$(720)	$(275,457)

PREDECESSOR
Net book value — January 1, 2009	$290,622	$-	$2,598	$3,132	$111	$296,463

Net book value — October 13, 2009	$177,085	$-	$5,309	$3,419	$-	$185,813

SUCCESSOR
Net book value — December 31, 2009	$248,053	$-	$5,062	$-	$-	$253,115

Net book value —December 31, 2010	$364,177	$86,159	$4,654	$-	$426	$455,416

Net book value —December 31, 2011	$194,981	$73,026	$1,208	$-	$304	$269,519

DEFERRED CHARGES, NET	12 Months Ended
Dec. 31, 2011
DEFERRED CHARGES, NET
DEFERRED CHARGES, NET

12. DEFERRED CHARGES, NET

The movement of the deferred charges, net, as of December 31, 2011 is as follows:

	Financing Costs	Other Costs	Total

PREDECESSOR
Net Book Value at January 1, 2009	$1,573	$-	$1,573
Amortization	(555)	-	(555)
Net Book Value at October 13, 2009	$1,018	$-	$1,018

SUCCESSOR
Change in control — basis adjustment	$(1,018)	$-	$(1,018)
Additions (Note 6)	8,222	-	8,222
Amortization	(1,391)	-	(1,391)

Net Book Value at December 31, 2009	6,831	-	6,831

Additions	9,778	255	10,033
Amortization	(2,368)	-	(2,368)
Write-offs	(1,360)	-	(1,360)
Transfer to Vessels Under Construction	(96)	-	(96)
Net Book Value at December 31, 2010	12,785	255	13,040

Additions	622	80	702
Amortization	(2,948)	-	(2,948)
Write-offs	(4,647)	(335)	(4,982)
Transfer to Vessels Under Construction	(70)	-	(70)
Net Book Value at December 31, 2011	$5,742	$-	$5,742

Current	$5,742	$-	$5,742

Total fees of $479 for the year ended December 31, 2011 related to the financing costs of the Newlead Endurance.

Total fees for the loans the Company entered during the year ended December 31, 2010 related to the business combination. Such fees amounted to $4,169 and have been recorded as deferred charges and amortized over the life of their related facility. Of such fees, $3,213 was paid in cash and an amount of $956 represents the fair value of 112,500 warrants with a strike price of $3.00 and a contractual term of 10 years.

Total fees paid for the new or modified loans related to the acquisition of five dry bulk vessels completed in July 2010, amounted to $2,180 and they have been recorded as deferred charges and amortized over the life of the related facility. Of such fees, $2,148 was paid in cash.

Total fees of $8,222 for the year ended December 31, 2009 related to the issuance of the 7% Notes, net of discounts (refer to Notes 6 and 16).

As of December 31, 2011, the Company was in active negotiations with its lenders. For the indebtedness in relation to which the Company expects that the lender will call the debt and neither waiver nor restructuring of the debt will be available, the Company concluded that certain deferred finance fees and other costs should be written off and as such accelerated the amortization. As a result, the Company recorded a charge of $4,647, of which $3,491 is included within “Interest & Finance Expense” from continuing operations and the remaining amount of $1,156 is included in Loss from discontinued operations.

The remaining unamortized amount of loan related financing costs of $5,742 may be required to be written-off in the event that a waiver or restructuring of terms cannot be negotiated and the related loans are either redeemed or otherwise extinguished.

Other costs relate to deferred costs incurred related to attempted equity offerings. These costs of $335 were fully written-off as of December 31, 2011.

ACCOUNTS PAYABLE, TRADE	12 Months Ended
Dec. 31, 2011
ACCOUNTS PAYABLE, TRADE
ACCOUNTS PAYABLE, TRADE

13. ACCOUNTS PAYABLE, TRADE

Accounts payable, trade, as of December 31, 2011 and 2010 were as follows:

	As of December 31,	As of December 31,
	2011	2010

Suppliers	$7,891	$11,666
Vessel purchase obligation	-	11,079
Shipyards	10,523	940
Insurers	2,885	1,520
Agents	1,342	803
Other creditors	16,286	9,868
	$38,927	$35,876

ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED LIABILITIES
ACCRUED LIABILITIES

14. ACCRUED LIABILITIES

Accrued liabilities as of December 31, 2011 and 2010 were as follows:

	As of December 31,	As of December 31,
	2011	2010

Accrued interest	$16,411	$7,977
Accrued claims	5,889	1,521
Other accrued expenses	10,189	7,872
	$32,489	$17,370

In accrued interest as of December 31, 2011, an amount of $10,806 represents interest due and payable as of such date.

LONG-TERM DEBT	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT
LONG-TERM DEBT

15. LONG-TERM DEBT

 Below is a summary of the long-term portion and current portion of long-term debt as at December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
Description	Long-term	Current portion	Total	Long-term	Current portion of long-term	Total

Syndicate Facility Agreement	$-	$80,159	$80,159	$177,062	$7,639	$184,701
Marfin Credit Facilities	-	39,261	39,261	48,970	-	48,970
West LB Bank Credit Facility	-	25,250	25,250	24,875	1,500	26,375
Piraeus Bank Credit Facilities	-	76,350	76,350	71,700	7,950	79,650
Kamsarmax syndicate facilities agreements	-	76,836	76,836	49,203	3,297	52,500
FBB Credit Facility	-	-	-	20,150	3,200	23,350
EFG Eurobank Credit Facility	-	11,035	11,035	11,035	2,100	13,135
Handysize Syndicate Facility Agreement	-	30,831	30,831	18,047	1,087	19,134
Ending Balance	$-	$339,722	$339,722	$421,042	$26,773	$447,815

As of December 31, 2011, the Company has defaulted on payments of principal and interest on certain facilities and was not in compliance with certain of its covenants for the debt agreements outlined below. Since the Company’s lenders have the right, absent receipt of waivers, to demand the repayment of its debt at any given time, the Company reclassified its long term debt as of December 31, 2011 as current liabilities in its consolidated balance sheet.

See Note 26 for recent developments relating to the loans described below.

(a)    Syndicate Facility Agreement

Prior to the recapitalization on October 13, 2009, the Company was in default of its $360,000 fully revolving credit facility with Bank of Scotland and Nordea Bank Finland as lead arrangers and Bank of Scotland as agent which had an outstanding balance of $221,400. As part of the recapitalization, the Company's existing syndicate of lenders entered into a new $221,400 facility agreement, referred to herein as the "Facility Agreement", by and among the Company and the banks identified therein in order to refinance the Company's existing revolving credit facility.

There have been significant subsequent events related to the outstanding debt. Refer to Note 26, for developments that have occurred subsequent to December 31, 2011.

The Facility Agreement was originally payable in 19 quarterly installments of approximately $2,000 each, and a sum of $163,430 (comprised of a repayment installment of $2,000 and a balloon repayment of $161,430) due in October 2014. In January 2010, the Company paid to the bank an aggregate amount of $9,000 from the proceeds of the sale of the two container vessels, the Saronikos Bridge and the MSC Seine. In January 2011, the Company paid an aggregate amount of $31,992 after receiving the proceeds from the sale of the five non-core vessels, the High Rider, the High Land, the Chinook, the Ostria and the Nordanvind. After giving effect to the application of these sale proceeds, the quarterly installments have been reduced to approximately $1,593 each, and a sum of $128,814 (comprised of a repayment installment of $1,593 and a balloon repayment of $127,221) will be due in October 2014.

On April 26, 2010, the Company entered into a Supplemental Deed (the “Deed”) relating to this term Facility Agreement. The Deed is supplemental to the Loan Agreement dated October 13, 2009, as supplemented and amended from time to time, and was entered into among the Company and the banks (Bank of Scotland and Nordea Bank Finland as lead arrangers and Bank of Scotland as agent) signatory thereto. Pursuant to the terms of the Deed, the minimum liquidity amount that must be maintained under the original Deed may be applied to prepay sums outstanding under the original loan without triggering an event of default. All amounts so applied will be made available by banks for re-borrowing without restriction and will be deemed to constitute part of the minimum liquidity amount and be deemed to constitute cash for purposes of determining the minimum liquidity amount. The Company's obligations under the new Facility Agreement are secured by a first priority security interest, subject to permitted liens, on all vessels in the Company's fleet and any other vessels the Company subsequently acquires to be financed under this Facility Agreement. In addition, the lenders will have a first priority security interest on all earnings and insurance proceeds from the Company's vessels, all existing and future charters relating to the Company's vessels, the Company's ship management agreements and all equity interests in the Company's subsidiaries. The Company's obligations under the new Facility Agreement are also guaranteed by all subsidiaries that have an ownership interest in any of the Company's vessels, excluding the three vessels transferred to the Company as part of the recapitalization.

Under the terms of the Facility Agreement, amounts drawn bear interest at an annual rate equal to LIBOR plus a margin equal to:

·	1.75% if the Company's total shareholders' equity divided by the Company's total assets, adjusting the book value of the Company's fleet to its market value, is equal to or greater than 50%;

·	2.75% if the Company's total shareholders' equity divided by the Company's total assets, adjusting the book value of the Company's fleet to its market value, is equal to or greater than 27.5% but less than 50%; and

·	3.25% if the Company's total shareholders' equity divided by the Company's total assets, adjusting the book value of the Company's fleet to its market value, is less than 27.5%.

As a result of the recapitalization, new financial covenants were put in place. Except for the working capital (as defined in the loan facility) and the minimum liquidity covenants, all other covenants will become effective in a period ranging from 30 to 36 months from the effective date of the Facility Agreement to allow a sufficient period of time for new management to implement its business strategy.

The following are the financial covenants to which the Company must adhere as of the end of each fiscal quarter, under the new Facility Agreement:

·	the Company's shareholders' equity as a percentage of the Company's total assets, adjusting the book value of the Company's fleet to its market value, must be no less than:

(a)	25% from the financial quarter ending September 30, 2012 until June 30, 2013; and

(b)	30% from the financial quarter ending September 30, 2013 onwards.

·	the Company must maintain, on a consolidated basis on each financial quarter, working capital (as defined in the loan facility) of not less than zero dollars ($0) (as of December 31, 2011, the Company was in breach of this covenant);

·	the Company must meet a minimum liquidity requirement equal to at least 5% of the outstanding loan (as of December 31, 2011, the Company was in breach of this covenant);and

·	the Company’s ratio of EBITDA (earnings before interest, taxes, depreciation and amortization) to interest payable must be no less than;

(a)	2.00 to 1.00 from the financial quarter day ending September 30, 2012 until June 30, 2013; and

(b)	2.50 to 1.00 from the financial quarter day ending September 30, 2013 onwards.

The Company is also subject to a covenant that requires the maintenance of a security value of (a) at least 100% of the loan during the period that is between the 30 month and the 36 month anniversary of the effective date of the Facility Agreement and (b) at least 120% of the loan after the 36 month anniversary of the effective date of the Facility Agreement.

Following the agreement for the sale of the four LR1 vessels related to this facility (see Note 11), Bank of Scotland has agreed with NewLead to accept the gross sale proceeds in full satisfaction of all liabilities owed to the syndicate under the governing loan agreement. Following this agreement, $64,532, which constitute the proceeds of the Newlead Avra and the Newlead Fortune (sold in 2011), have been applied against the loan. As of December 31, 2011, the outstanding balance was $80,159 (which was reduced as proceeds from the sale of the two LR1 Newlead Compass and Newlead Compassion on January 31, 2012 were used to repay the debt) and the effective interest rate was 0.29% (see Note 26).

(b)    Marfin Credit Facilities

On December 10, 2010, the Company entered into a Loan Agreement with Marfin Egnatia Bank for a new reducing revolving credit facility of up to $62,000, in order to refinance the loans of the Newlead Venetico and the Newlead Markela, which were previously financed by Commerzbank and Emporiki Bank, respectively, and to finance the working and investment capital needs. The facility limit is being reduced by 10 quarterly installments of $100 during the course of the term. On October 31, 2011, the Company applied $9,709 towards partial repayment of the facility. Moreover, the provisions of the agreement include a cash sweep of all surplus of quarterly earnings of the Newlead Venetico, the Newlead Markela, the Australia, the Brazil, the China and the Grand Rodosi. Borrowings under this loan facility currently bear an approximate effective interest rate, including the margin, of 6.15%. The floating portion of the approximately $39,261 drawn to date is approximately $15,901 and bears an interest rate of approximately 4.0% (assuming current LIBOR of 0.506%, plus a 3.5% margin), while the fixed portion drawn is $23,360 and bears an interest rate of 7.6% (assuming a current fixed swap rate of 4.1% plus a 3.5% margin). The loan facility includes financial covenants, all as described in the loan facility including: (i) the Company’s shareholders' equity as a percentage of its total assets, adjusting the book value of its fleet to its market value, must be no less than: (a) 25% from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013; and (b) 30% from the financial quarter day ending September 30, 2013 onwards; (ii) the maintenance, on a consolidated basis on each financial quarter, of working capital (as defined in the loan facility) of not less than zero dollars ($0) (as of December 31, 2011, the Company was in breach of this covenant); (iii) the maintenance of minimum liquidity equal to at least five percent of the outstanding loan (as of December 31, 2011, the Company was in breach of this covenant); and (iv) the maintenance of the ratio of EBITDA (as defined in the loan facility) to interest payable on a trailing four financial quarter basis to be no less than: (a) 2.00 to 1.00 from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013; and (b) 2.50 to 1.00 from the financial quarter day ending June 30, 2013 onwards. The Company is also subject to a covenant that requires the maintenance of a security value of at least 130% of the facility and the maximum swap exposure as specified in the agreement. As of December 31, 2011, the outstanding balance on such loan facility was $39,261. As of December 31, 2011, the Company has defaulted on interest payments under the Loan agreement.

(c)    West LB Bank Credit Facility

On April 1, 2010, the Company assumed a Loan Agreement with West LB, dated October 16, 2007, as novated, amended and restated on March 31, 2010, relating to a term loan facility of up to $27,500 in relation to the Grand Victoria. The loan is payable in 20 quarterly installments of $375, followed by 15 quarterly installments of $475 and a balloon payment of $12,875 due on the last payment date. Borrowings under this loan facility currently bear an effective interest rate, including the margin, of approximately 3.8% (assuming current LIBOR of 0.506%, plus a 3.25% margin).The applicable margin is calculated as follows: (a) 3.25% per annum at any time when the vessel is not subject to an approved charter and the security cover ratio is less than 125%; (b) 3% per annum at any time when the vessel is subject to an approved charter and the security cover ratio is less than 125%; (c) 2.75% per annum at any time when the vessel is not subject to an approved charter and the security cover ratio is equal to or greater than 125%; and (d) 2.50% per annum at any time when the vessel is subject to an approved charter and the security cover ratio is equal to or greater than 125%.

The vessel's excess cash must be applied towards the prepayment of the balloon installment until such time as the balloon installment has been reduced to $6,000, in accordance with the following, all as described in the loan facility: (i) if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility. The value to loan ratio is set at 100% until December 31, 2012 and 125% thereafter. As of December 31, 2011, the Company was not in compliance with this ratio. The loan facility includes, among other things, financial covenants including: (i) a minimum market adjusted equity ratio of 25% for the period from September 30, 2012 until June 30, 2013, increasing to 30% thereafter; (ii) a minimum liquidity equal to at least 5% of the total debt during the period the loan facility remains outstanding (as of December 31, 2011, the Company was in breach of this covenant); (iii) working capital (as defined in the loan facility) must not be less than zero dollars ($0) during the period the loan facility remains outstanding (as of December 31, 2011, the Company was in breach of this covenant) and (iv) a minimum interest coverage ratio of 2:1 for the period from September 30, 2012 until June 30, 2013, increasing to 2.5:1 thereafter. As of December 31, 2011, the Company has defaulted on a principal payment. As of December 31, 2011, the outstanding balance was $25,250.

(d)    Piraeus Bank Credit Facilities

On April 1, 2010, the Company assumed a Loan Agreement with Piraeus Bank, dated March 19, 2008, as supplemented by a First Supplemental Agreement, dated February 26, 2009, and a Second Supplemental Agreement, dated March 31, 2010, for a loan of up to $76,000 in relation to the Hiona and the Hiotissa. The loan is payable in one quarterly installment of $1,500, followed by four quarterly installments of $1,250, followed by 19 quarterly installments of $1,125 and a balloon payment of $37,225 due in April 2016. Borrowings under this loan facility currently bear an effective interest rate, including the margin, of approximately 4.0% (assuming current LIBOR of 0.506%, plus a 3.5% margin). The loan facility includes, among other things, financial covenants, all as described in such loan facility, including: (i) the minimum net worth of the corporate guarantor’s group, adjusted to the market value of the vessels, during the period the loan facility remains outstanding, must not be less than $60,000, although the Company was not subject to such covenant through the period ended December 31, 2011; (ii) the maximum leverage of the corporate guarantor, during the period the loan facility remains outstanding, must not be more than 75%, although the Company was not subject to such covenant through the period ended December 31, 2011; (iii) the minimum liquidity of the corporate guarantor, during the period the loan facility remains outstanding, must be equal to at least 5% of the total outstanding debt obligations of the corporate guarantor (as of December 31, 2011, the Company was in breach of this covenant); (iv) the value to loan ratio must be at least 130% during the period the loan facility remains outstanding, although the Company was not subject to such covenant through the period ended February 28, 2012; and v) Borrower’s (each) total amounts payable (except loans) should not exceed a) $400 on each calendar quarter, b) $800 any other time (as of December 31, 2011, the Company was in breach of this covenant). As of December 31, 2011, the outstanding balance was $58,600. As of December 31, 2011, the Company has defaulted on a number of principal and interest payments.

On April 1, 2010, the Company also assumed a Loan Agreement with Piraeus Bank, dated March 31, 2010, for a loan of up to $21,000 relating to the Grand Ocean. The loan facility is payable in one quarterly installment of $850, followed by six quarterly installments of $800, followed by seven quarterly installments of $750, and a balloon payment of $10,100 due in November 2013. Borrowings under this loan facility currently bear an effective interest rate, including the margin, ofapproximately4.0% (assuming current LIBOR of 0.506%, plus a 3.5% margin). The loan facility includes financial covenants, all as described in the loan facility, including: (i) the minimum net worth of the corporate guarantor, adjusted to the market value of the vessels, during the period the loan facility remains outstanding, must not be less than $60,000, although the Company was not subject to this covenant through the period ended December 31, 2011; (ii) the maximum leverage of the corporate guarantor, during the period the loan facility remains outstanding, must not be more than 75%, although the Company was not subject to this covenant through the period ended December 31, 2011; (iii) the minimum liquidity of the corporate guarantor, during the period the loan facility remains outstanding, must be equal to at least 5% of the total outstanding debt obligations of the corporate guarantor(as of December 31, 2011, the Company was in breach of this covenant); (iv) the value to loan ratio must be at least 130% during the period the loan facility remains outstanding, although the Company was not subject to this covenant through the period ending February 28, 2012; and (v) Borrower’s (each) total amounts payable (except loans) should not exceed a) $600 in each calendar quarter, b) $1,000 any other time (as of December 31, 2011, the Company was in breach of this covenant).As of December 31, 2011, the Company has defaulted on a number of principal and interest payments. As of December 31, 2011, the outstanding balance was $17,750. On December 29, 2011, the Company signed a memorandum of agreement with an unrelated party for the sale of the Grand Ocean. The sale was completed on January 11, 2012 for proceeds of approximately $8,150. (See Note 26).

(e)    Kamsarmax Syndicate Facility Agreements

On April 15, 2010, the Company assumed two facility agreements in relation to the two acquired Kamsarmaxes (“Kamsarmax Syndicate”). The senior facility agreement which was entered into with Bank of Scotland, BTMU Capital Corporation and Bank of Ireland, was for $66,667 and was payable in 20 quarterly installments of $1,514 and a final payment of $36,387 due no later than October 26, 2017. Borrowings under this facility agreement bore an effective interest rate, including margin, prior to the initial delivery date (with respect to the newbuilding vessel referred to as Newlead Tomi) and the final delivery date (with respect to the newbuilding vessel referred to as Newlead Gujarat), of 7.5% (assuming a fixed swap rate of 4.0%, plus a 3.5% margin). Thereafter, the applicable margin was to be calculated based on the security coverage. For a security coverage of less than 115%, between 115% and 129.9% and greater than or equal to130%, the applicable margin was 3.4%, 3.2% and 2.75%, respectively. This senior facility agreement included an interest rate swap that had a maturity date of April 4, 2013. This swap was amended and extended to conform to the notional amounts, anticipated drawings and repayment schedule as per the loan facility. This amended and extended swap agreement began July 6, 2010 and had a maturity date of October 15, 2015. The notional amount was $63,636 while the fixed rate of 4.0% was linked to the three-month U.S. dollar LIBOR reference rate. As of December 31, 2011, the Company has defaulted on a number of payments concerning the interest rate swap agreement.

The junior facility agreement which was entered into with Bank of Scotland and BTMU Capital Corporation was for $13,333 and was payable in 20 quarterly installments of $133 and a final payment of $10,670 due no later than April 15, 2015. Borrowings under this facility agreement bore an approximate effective interest rate, including margin, prior to the initial delivery date (with respect to the newbuilding vessel referred to as Newlead Tomi) and the final delivery date (with respect to the newbuilding vessel referred to as Newlead Gujarat), of 9.5% (assuming a fixed swap rate of 4.0%, plus a 5.5% margin). Thereafter, the applicable margin was to be calculated based on the security coverage. For a security coverage of less than 115%, between 115% and 129.9% and greater than or equal to 130%, the applicable margin was 5.2%, 4.9% and 4.5%, respectively. As of December 31, 2011, we have defaulted on a number of principal and interest payments. This junior facility agreement included an interest rate swap that had a maturity date of April 4, 2013. This swap was amended and extended to conform to the notional amounts, anticipated drawings and repayment schedule as per the loan facility. This amended and extended swap agreement began July 6, 2010 and had a maturity date of October 15, 2015. The notional amount was $13,066 while the fixed rate of 4.0% was linked to the three-month U.S. dollar LIBOR reference rate. As of December 31, 2011, the Company has defaulted on a number of payments concerning the interest rate in the swap agreement.

Both facility agreements include financial covenants, all as described in the loan facilities including: (i) the security coverage must be at least 115% up to and including the second anniversary of final delivery date, 120% up to the third anniversary date, 125% up to the fourth anniversary date and 130% thereafter (as of December 31, 2011, the Company was in breach of this covenant); (ii) the minimum liquidity of the corporate guarantor, during the period the loan facility remains outstanding, must be equal to at least 5% of the total outstanding debt obligations of the corporate guarantor (as of December 31, 2011, the Company was in breach of this covenant); (iii) the ratio of EBITDA (as defined in the loan facility) to interest expense must be no less than: (a) 1.10 to 1.00 from the period from July 1, 2012 until June 30, 2013; and (b) 1.20 to 1.00 from July 1, 2013 going forward; (iv) working capital (as defined in the loan facility) must not be less than zero dollars ($0) during the period the loan facility remains outstanding (as of December 31, 2011, the Company was in breach of this covenant); and (v) the equity ratio must not be less than: (a) 25% from the financial quarter day ending September 30, 2012; and (b) 30% from the financial quarter day ending September 30, 2013 onwards. As of December 31, 2011, the Company was not in compliance with the minimum liquidity requirement under these loan agreements. As of December 31, 2011, the outstanding balance of both loans was $76,836.

(f) First Business Bank (FBB) Credit Facility

On July 2, 2010, the Company assumed a Loan Agreement with FBB, dated July 2, 2010,as supplemented by a First Supplemental Agreement, dated October15, 2010, and further supplemented by a Second Supplemental Agreement dated May 9, 2011 (as amended, the "FBB Spartounta Loan Agreement"), for a loan facility of up to $24,150, in relation to the Newlead Spartounta. The loan was payable in 19 quarterly installments of $800 followed by a $8,950 payment due in July 2015. Borrowings under this loan facility bore an effective interest rate, including the margin, of approximately4.5% (assuming current LIBOR of 0.506%, plus a 4.0% margin). This loan facility included, among other things, a value to loan ratio that must at all times be at least 100% from January 1, 2012 up until December 31, 2012 and 120% up until maturity date and a cash sweep for 50% of the vessel's excess earnings (all as defined in such loan facility) to be applied against the balloon payment. This loan facility also included, among other things, financial covenants including: (i) the minimum market adjusted equity ratio (as defined in the loan facility) must be equal to at least 25% for the financial year ending December 31, 2012, although the Company is not subject to such covenant through the period ending December 31, 2012, and which increases to 30% annually thereafter; (ii) the minimum liquidity must be equal to at least 5% of the total debt (as defined in the loan facility) during the period the loan facility remains outstanding, although the Company is not subject to such covenant through December 31, 2012; (iii) working capital (as defined in the loan facility) must not be less than zero dollars ($0) during the period the loan facility remains outstanding; and (iv) the minimum interest coverage ratio (as defined in the loan facility) on a trailing four financial quarter basis must be at least 2:1 as at December 31, 2012, although the Company is not subject to such covenant through December 31, 2012, and must be at least 2.5:1 as at December 31, 2013 and annually thereafter.

On May 9, 2011, the Company entered into a Loan Agreement with FBB for a loan facility of up to $12,000, in relation to the Newlead Prosperity (as amended, the "FBB Prosperity Loan Agreement"), of which $11,921 has been drawn. The loan was payable in one balloon payment due in May 2013, unless the Company proceeds with a successful raising of equity of at least $40,000 upon the completion of which the loan must be prepaid in full. Borrowings under this loan facility bore an effective interest rate, including the margin, of approximately 7.5% (assuming current LIBOR of 0.506%, plus a 7.0% margin). This loan facility, included, among other things, a value to loan ratio that must be at least 120% from January 1, 2013 until maturity date and financial covenants including: (i) a minimum market adjusted equity ratio (as defined in the loan facility) of 30% only for the financial year ending December 31, 2013; (ii) a requirement to maintain minimum liquidity equal to at least5% of the total debt (as defined in the loan facility) during the period the loan facility remains outstanding, although the Company is not subject to such covenant through the period ending December 31, 2012; (iii) a requirement to maintain working capital (as defined in the loan facility) of not less than zero dollars ($0) during the period the loan facility remains outstanding; and (iv) a minimum interest coverage ratio (as defined in the loan facility), on a financial year basis of 2.5:1,only for the financial year ending December 31, 2013.

On August 9, 2011, the Company received a notice of an event of default from FBB relating to the FBB Spartounta Loan Agreement and certain ancillary agreements relating to the FBB Spartounta Loan Agreement. As of August 9, 2011, $21,683 of principal was outstanding under the FBB Spartounta Loan Agreement. The notice alleged events of default under the FBB Spartounta Loan Agreement due to, among other things, the failure by the Company to pay the unpaid portion of an installment of approximately $733 due on July 5, 2011, plus default interest on such amounts. The notice further stated that, as a result of such events of default, the FBB Spartounta Loan Agreement was terminated and that all amounts due under the FBB Spartounta Loan Agreement, in the aggregate amount of $21,724, were immediately due and payable. On August 9, 2011, and as a result of the breach above, FBB arrested the other vessel, the Newlead Prosperity.

On August 12, 2011, the Company received a notice of an event of default from FBB relating to the FBB Prosperity Loan Agreement and certain ancillary agreements to the FBB Prosperity Loan Agreement. As of August 12, 2011, $11,921 of principal was outstanding under the FBB Prosperity Loan Agreement. The notice alleged events of default under the FBB Prosperity Loan Agreement due to, among other things, the arrest of the Newlead Prosperity, which occurred on August 9, 2011. The notice further provided that, as a result of such events of default, the FBB Prosperity Loan Agreement was terminated and that all amounts due under the FBB Prosperity Loan Agreement, including interest and default interest, in the aggregate amount of $11,921, were immediately due and payable.

On August 12, 2011, in connection with the notices of events of default under the FBB Spartounta Loan Agreement and the FBB Prosperity Loan Agreement, the Company entered into a sale agreement for two vessels, the Newlead Prosperity and the Newlead Spartounta, with FBB. The sale of the Newlead Prosperity and the Newlead Spartounta was completed on September 13, 2011 and September 20, 2011, respectively, and both loan facilities were terminated.

On April 27, 2012, the Company was fully discharged and released of any and all of its obligations towards the FBB under the FBB Prosperity Loan Agreement and the FBB Spartounta Loan Agreement.

(g) EFG Eurobank Credit Facility

On July 9, 2010, the Company assumed a Loan Agreement with EFG Eurobank, dated October 22, 2007, as supplemented by a Third Supplemental Agreement, dated July 9, 2010, for a loan facility of up to $32,000 in relation to the Grand Esmeralda. The Loan Agreement was further supplemented by a Fourth Supplemental Agreement, dated August 13, 2010, to reflect the renaming of the Grand Esmeralda to the Newlead Esmeralda, and the change of registry of the vessel from Liberia to the Marshall Islands. The Loan Agreement was further supplemented by a Fifth Supplemental Agreement, dated October 15, 2010, to reflect the application of $1,130 to the initial outstanding amount of $14,790. The loan is payable in 15 quarterly installments of $525 followed by a $5,785 payment due in April 2014. Borrowings under this loan facility bore an effective interest rate, including the margin, of approximately 4.3% (assuming current LIBOR of 0.506%, plus a 3.75% margin). This loan facility included, among other things, a waiver to the minimum security clause for a period starting from July 1, 2010 to June 30, 2011. As of December 31, 2011, the Company was in breach of the minimum security clause. The loan facility included, among other things, financial covenants including: (i) the minimum market adjusted equity ratio (as defined in the loan facility) must be at least 25% for the period from January 1, 2013 until December 30, 2013, increasing to 30% thereafter; (ii) the minimum liquidity must be equal to at least 5% of the total debt during the period the loan facility remains outstanding (as of December 31, 2011 the Company was in breach of this covenant); and (iii) the minimum interest coverage ratio (as defined in the loan facility) must be equal to at least 2:1 for the period from January 1, 2013 until December 30, 2013, and must be at least 2.5:1 thereafter. As of December 31, 2011, the Company has defaulted on principal and interest payments. As of December 31, 2011, the outstanding balance of the loan was $11,035.

(h) Handysize Syndicate Facility Agreement

On July 9, 2010, the Company assumed a Loan Agreement with DVB Bank, Nord LB and Emporiki Bank, dated July 9, 2010, as supplemented by a First Supplemental Agreement, dated July 14, 2010, a Second Supplemental Agreement, dated November 9, 2010, and a Third Supplemental Agreement, dated December 15, 2010, for a loan facility of up to $48,000 in relation to two newbuilding vessels. The loan is payable for the Navios Serenity in 12 quarterly installments of $362.5, followed by 12 quarterly installments of $387.5, followed by 15 quarterly installments of $400, with the last installment payable together with the $9,000 balloon payment due in December 2020. The loan is payable for the Hull 4029 in 12 quarterly installments of $362.5, followed by 12 quarterly installments of $387.5, followed by 10 quarterly installments of $400, with the last installment payable together with the $11,000 of the balloon payment due in December 2020. Borrowings under this loan facility currently bear an effective interest rate, including the margin, of approximately 3.5% (assuming current LIBOR of 0.506%, plus a 3.0% margin). As of the date of assumption, the outstanding balance on such loan facility was $14,100. The loan facility includes, among other things, financial covenants including: (i) the minimum market adjusted equity ratio (as defined in the loan facility) must be equal to at least25% from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013, increasing to 30% thereafter; (ii) the minimum liquidity must be equal to at least5% of the total debt during the period the loan facility remains outstanding (as of December 31, 2011, the Company was in breach of this covenant); (iii) the ratio of EBITDA to interest payable (as both are defined in the loan facility), on a trailing four financial quarter basis, must be equal to at least2:1 from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013, and must be equal to at least 2.5:1 thereafter;(iv) at least $5,000 of free cash must be maintained at all times; and (v) working capital (as defined in the loan facility) must be no less than zero dollars ($0)at each quarter end (as of December 31, 2011, the Company was in breach of this covenant). The loan facility also includes, among other things, a value to loan ratio(as defined in the loan facility) that must at all times be equal to at least 110% over the first five years and 120% thereafter, a cash sweep on the earnings of the vessels, representing 100% of the excess cash flow (as defined in the loan facility) for the period commencing on the delivery date of each vessel until the relevant balloon amount is reduced to $3,000 and 50% of the excess cash flow of each vessel thereafter and a minimum liquidity reserve for each borrower to be kept with the agent bank of not less than $500 (applicable after each vessel’s respective deliveries). On June 30, 2011, the Company received notification from DVB Bank, as agent of the loan agreement, that it is in breach of certain covenants in the loan agreement with DVB Bank and others, with regard to a dispute under the shipbuilding contract to which the loan relates. In July 2011, the Company reached a resolution to the dispute under the shipbuilding contract and obtained delivery of the newbuilding vessel from the shipyard. As of December 31, 2011, the outstanding balance of the loan was $30,831. As of December 31, 2011, we have defaulted on a number of principal and interest payments.

The Company is in default on its debt including principal and interest payments due in the amounts of $9,119 and $10,806, respectively, as of December 31, 2011.

Amounts drawn under the facility agreements and credit facilities are secured by first priority mortgages on the Company’s vessels, guaranteed by each vessel-owning subsidiary and guaranteed by NewLead Holdings.

 The amounts shown as interest and finance expense in the statements of operations are analyzed as follows:

	Successor			Predecessor
			October 14,	January 1,
	Year Ended	Year Ended	2009 to	2009 to
	December 31,	December 31,	December 31,	October 13,
	2011	2010	2009	2009
		(Restated)	(Restated)
Interest expense	$28,192	$18,650	$4,264	$5,507
Amortization of deferred charges	6,420	3,728	1,391	555
Amortization of the beneficial conversion feature, restated (Note 16)	8,161	5,942	14,853	-
Other expenses	1,488	403	189	562

	$44,261	$28,723	$20,697	$6,624

 The effective interest rate at December 31, 2011 was approximately 4.88% per annum (December 31, 2010: 6.08%, December 31, 2009: 5.81%). Capitalized interest for the year ended December 31, 2011 amounted to $2,549 ($902 for the year ended December 31, 2010 and $0 for the periods from January 1, 2009 to October 13, 2009 and October 14, 2009 to December 31, 2009, respectively).

SENIOR CONVERTIBLE 7% NOTES	12 Months Ended
Dec. 31, 2011
SENIOR CONVERTIBLE 7% NOTES
SENIOR CONVERTIBLE 7% NOTES

16. SENIOR CONVERTIBLE 7% NOTES

In connection with the recapitalization on October 13, 2009, the Company issued $145,000 in aggregate principal amount of 7% senior unsecured convertible notes ("7% Notes") due 2015. The 7% Notes are convertible into common shares at a conversion price of $9.00 per share ("Any time" conversion option), subject to adjustment for certain events, including certain distributions by the Company of cash, debt and other assets, spin offs and other events. The issuance of the 7% Notes was pursuant to the Indenture dated October 13, 2009 between the Company and Marfin Egnatia Bank S.A., and the Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. as purchasers. Currently, Investment Bank of Greece retains $100 outstanding principal amount of the 7% Notes and has received warrants for advisory services (for more details see Note 21). The remainder of the 7% Notes is owned by Focus Maritime Corp., a company controlled by Michail S. Zolotas, the Company's Vice Chairman, President and Chief Executive Officer and a member of its board of directors. All of the outstanding 7% Notes owned by Focus Maritime Corp. were pledged to, and their acquisition was financed by, Marfin Egnatia Bank S.A. $20,000 of the proceeds of the 7% Notes were used to partially repay a portion of existing indebtedness and the remaining proceeds were used for general corporate purposes and to fund vessel acquisitions. The Note Purchase Agreement and the Indenture with respect to the 7% Notes contain certain covenants, including, among others, limitations on the incurrence of additional indebtedness, except for approved vessel acquisitions, and limitations on mergers and consolidations. In connection with the issuance of the 7% Notes, the Company entered into a Registration Rights Agreement providing the holders of the 7% Notes with certain demand and other registration rights for the common shares underlying the 7% Notes.

As of December 31, 2011, the Company was in default of an interest payment that was initially due on October 1, 2011.

In November 2009, Focus Maritime Corp. converted $20,000 of the 7% Notes into approximately 2.22 million new common shares. Accordingly, in the aggregate, $125,000 of the 7% Notes remain outstanding as at December 31, 2011 and December 31, 2010.

The 7% Notes had two embedded conversion options — (1) An "Any time" conversion option and (2) A "Make Whole Fundamental Change" conversion option, which gives the holder 10% more shares upon conversion, in certain circumstances.

(1) The "Any time" conversion option meets the definition of a derivative under the FASB’s ASC 815. However, this embedded conversion option meets the ASC 815-10-15 scope exception, as it is both (1) indexed to its own stock and (2) would be classified in shareholders’ equity, if freestanding. As a result, this conversion option is not bifurcated and separately accounted for and is not recorded as a derivative financial instrument liability.

(2) The "Make Whole Fundamental Change" conversion option meets the definition of a derivative under ASC 815. This embedded conversion option does not meet the ASC 815-10-15 scope exception, since this conversion option cannot be considered indexed to its own stock. As a result, the conversion option has been bifurcated from the host contract, the 7% Notes, and separately accounted for and is recorded as a derivative financial instrument liability.

The Company's market price on the date of issuance was $15.24 and the stated conversion price is $9.00 per share. The Company recorded a BCF totaling $100,536 as a contra liability (discount) that will be amortized into the income statement (via interest charge) over the life of the 7% Notes. For the year ended December 31, 2011, $8,161 of the BCF was amortized and reflected as interest expense in the statement of operations ($5,942 for the year ended December 31, 2010, and $14,853 for the period from October 14, 2009 to December 31, 2009).

 The amount regarding the 7% Notes presented in the consolidated balance sheets is as follows:

7% Notes
(Restated)

Balance at December 31, 2009	$39,283

Amortization of the Beneficial Conversion Feature	5,942
Make whole fundamental change	5

Balance at December 31, 2010	45,230

Amortization of the Beneficial Conversion Feature	8,161
Make whole fundamental change	0

Balance at December 31, 2011	$53,391

The Company is not in compliance with its financial covenants on this indebtedness. As of December 31, 2011, the Company has defaulted on a coupon payment. As such, the full amount outstanding has been reclassified to current liabilities.

As of December 31, 2011, the unamortized BCF totals $71,609 and will continue to be amortized according to the original schedule or will be accelerated upon the settlement of the Notes.

CAPITAL LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2011
CAPITAL LEASE OBLIGATIONS
CAPITAL LEASE OBLIGATIONS

17. CAPITAL LEASE OBLIGATIONS

In June 2011, the Company entered into an agreement with Northern Shipping Fund LLC for the sale and immediate bareboat leaseback of the Post-Panamax dry bulk vessel, the Newlead Endurance. The net proceeds for the sale were $26,600 and the bareboat leaseback charter period is seven years. NewLead retained call options to buy the vessel back during the lease period at pre-determined decreasing prices at the end of each of the seven years starting from the first year, with the last call option price at $26,500 at the end of the lease term. Moreover, a put option exists, which if exercised, will require the Company to repurchase the vessel for approximately $26,500 at the end of the lease term. The call or put option price will be paid in cash. The net rate of the bareboat charter is $9.5 per day throughout the lease period. NewLead will continue to earn charter hire on the current time charter on the vessel. As of December 31, 2011, the outstanding balance on the lease debt was $26,312.

The Company concluded that it has retained substantially all of the benefits and risks associated with such vessel and has treated the transaction as a financing, resulting in an immediate loss of $208. The agreement includes, among other things, the following financial covenants: (i) the equity ratio (as defined in the agreement) must be at least 30% on each financial quarter day starting from January 1, 2013 and thereafter; (ii) the liquidity (as defined in the agreement) shall not be less than 5% of the total debt on each financial quarter day starting from January 1, 2013 and thereafter; (iii) the ratio of EBITDA to Net Interest Expense (as defined in the agreement) shall not be less than 2.5:1 for each 12 month period starting January 1, 2013 and thereafter; and (iv) on each financial quarter day, the working capital (as defined in the agreement) shall not be less than zero dollars ($0) (as of December 31, 2011, the Company was in breach of this covenant). On February 14, 2012, an amendment agreement was signed, eliminating the existing put option. On March 14, 2012, the vessel was delivered back to Northern Shipping Fund LLC (for more details, refer to Note 26).

In November 2010, the Company entered into an agreement with Lemissoler Maritime Company W.L.L. for the sale and immediate bareboat leaseback of four dry bulk vessels comprised of three Capesize vessels, the Brazil, the Australia, and the China, as well as the Panamax vessel Grand Rodosi. Total consideration for the sale was $86,800 and the bareboat leaseback charter period is eight years. NewLead retains call options to buy the vessels back during the lease period at pre-determined decreasing prices and is obligated to repurchase the vessels for approximately $40,000 at the end of the lease term. The repurchase obligation can be paid partially in cash and partially in common shares, at the Company’s option. The agreement includes, among other things, the following financial covenants: (i) the equity ratio (as defined in the agreement) shall not be less than 25% from the financial quarter day ending on September 30, 2012 until the financial quarter day ending on June 30, 2013, increasing to 30% thereafter; (ii) the minimum liquidity (as defined in the agreement) shall not be less than 5% of the total debt at any time (as of December 31, 2011, the Company was in breach of this covenant); (iii) the ratio of EBITDA to Interest Expense (as defined in the agreement) shall not be less than 2:1 from the financial quarter day ending on September 30, 2012 until the financial quarter day ending on June 30, 2013, increasing to 2.5:1 thereafter; and (iv) on each financial quarter day, the working capital (as defined in the agreement) shall not be less than zero dollars ($0) (as of December 31, 2011, the Company was in breach of this covenant). As of December 31, 2011, the outstanding balance on the lease debt was $81,214. As of December 31, 2011, the Company has defaulted on a number of lease payments.

The Company concluded that it has retained substantially all of the benefits and risks associated with such vessels and has treated the transaction as a financing, resulting in an immediate loss of $2,728 (for those vessels where their fair value was below their carrying amount) and deferred gain of $10,540 (for those vessels where their fair values was above their carrying amount) which is being amortized over the life of each vessel. Such amortization for the year ended December 31, 2011 amounted to$1,316 ($141 for the year ended December 31, 2010), recorded in "Depreciation and Amortization expenses" in the consolidated statements of operations. The unamortized portion as of December 31, 2011amounted to $9,083 (December 31, 2010 amounted to $10,399).

The Company, pursuant to the sale and leaseback transaction, entered into an agreement with Lemissoler Maritime Company W.L.L.: (i) to issue 36,480 common shares issuable upon execution of the agreement; (ii) on each of the first and second anniversaries of the date of the agreement, to deliver, at the Company’s option, either cash of $182 or a number of common shares having a value of $182 based on a common share value equal to 120% of the 30-day average immediately preceding such anniversary; and (iii) on each of the third through seventh anniversaries of the date of the agreement, to deliver, at the Company’s option, either cash of $109 or a number of common shares having a value of $109, based on a common share value equal to 120% of the 30-day average immediately preceding such anniversary. The cash or common shares that may be delivered on such anniversary dates are subject to downward adjustment upon the occurrence of certain events.

 Due to the breach of the financial covenants of the Company’s capital lease agreements and the fact that the lessors have the right, absent the receipt of waivers, to demand the termination of the capital leases at any given time, the present value of minimum lease payments of $107,527 as of December 31, 2011 is shown as current liabilities in the consolidated balance sheet. See Note 26 for a discussion of the recent developments relating to these capital lease agreements.

The annual future minimum lease payments under the capital leases, as described in the capital lease agreements, for the vessels described above, together with the present value of the net minimum lease payments required to be made after December 31, 2011, are as follows:

Description	Amount

December 31, 2012	$24,865
December 31, 2013	17,087
December 31, 2014	12,223
December 31, 2015	12,223
December 31, 2016	12,232
Thereafter	87,453
Total minimum lease payments	166,083
Less: imputed interest	(58,556)
Present value of minimum lease payments	107,527
Current portion of capitalized lease obligations	107,527
Long term capitalized lease obligations	$-

SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE BASED COMPENSATION
SHARE BASED COMPENSATION

18. SHARE BASED COMPENSATION

Equity Incentive Plan

The Company's 2005 Equity Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the Company depends, with incentives to: (a) enter into and remain in the service of the Company, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance, and (d) enhance the long-term performance of the Company.

On May 29, 2009, the Company amended the Plan to: (a) increase the number of common shares reserved for issuance to 83,334 in order to better enable the Company to offer equity incentives to its officers, directors and employees, and (b) ensure that no incentive share options shall be granted under the Plan from and following May 29, 2009.

On December 22, 2009, the Company's new management further amended the Plan to increase the number of common shares reserved for issuance to 583,334 to better enable the Company to offer equity incentives to its officers, directors and other employees.

On December 20, 2011, the Board of Directors further amended the Plan to increase the number of common shares reserved for issuance from 583,334 shares to 2,083,334 shares to better enable the Company to offer equity incentives to its officers, directors, employees and consultants.

In addition, the Company may grant restricted common shares and share options to third parties and to employees outside of the Plan. On December 21, 2011, the Company granted 866,668 shares to two executive officers and 74,581 shares to two third parties (these shares were issued on February 15, 2012). For shares granted/ issued after the December 31, 2011, refer to Note 26.

Restricted Common Shares

The Company measures share-based compensation cost at grant date, based on the estimated fair value of the restricted common share awards, which is determined by the closing price of the Company's common shares as quoted on the Nasdaq Stock Market on the grant date and recognizes the cost as expense on a straight-line basis over the requisite service period.

During the years ended December 31, 2011 and 2010 (Successor), the Company recognized compensation cost related to the Company's restricted shares of $1,884 and$1,838. During the periods from October 14 to December 31, 2009 (Successor) and from January 1 to October 13, 2009 (Predecessor), the Company recognized compensation cost related to the Company's restricted shares of $3,552 and $680, respectively.

A summary of the activity for restricted share awards during the years ended December 31, 2011 and 2010 and the periods October 14 to December 31, 2009 and January 1 to October 13, 2009 is as follows:

	Number of Shares	Weighted Average Fair Values	Weighted Average Vesting Period (Years)

Outstanding and non-vested shares, as of January 1, 2009 (Predecessor)	20,000	$39.36	1.6
Granted (1)	7,293	15.24	0.0
Vested	(27,293)	32.87	-
Outstanding and non-vested shares, as of October 13, 2009 (Predecessor)	-	-	0.0
Granted (2)	390,001	15.13	0.8
Vested (2)	(208,334)	15.24	-
Outstanding and non-vested shares, as of December 31, 2009 (Successor)	181,667	15.01	1.8
Granted (3)	12,085	11.04	1.2
Outstanding and non-vested shares, as of December 31, 2010 (Successor)	193,752	14.76	1.7
Granted (4), (5)	1,984,751	0.93	2.4
Forfeited (4)	(65,651)	3.38	-
Vested (2), (3), (4)	(181,252)	14.94	-
Outstanding and non-vested shares, as of December 31, 2011 (Successor)	1,931,600	$0.92	2.4

(1)	Vested on the date of the recapitalization.

(2)	390,001shares were granted on the date of the recapitalization, of which 208,334 shares had immediate vesting; 166,667 shares had a two-year vesting schedule (at January 1, 2011 and 2012), of which 83,334 shares, with an original vesting date January 1, 2012, were vested in July 15, 2011, upon the resignation of the former Chief Financial Officer; and 15,000 shares had a three-year vesting schedule (at January 1, 2011, 2012 and 2013), of which 5,000 shares, with an original vesting date of January 1, 2012 and January 1, 2013, were forfeited on December 31, 2011 due to the resignation of two board members.

(3)	6,668 shares were granted on January 1, 2010 and vested over a one year period (January 1, 2011). 5,417 shares were granted on April 15, 2010, of which: (a) 1,667 vested over a one year period (January 1, 2011) and (b) 3,750 with an original three-year vesting period (at January 1, 2011, 2012 and 2013) were treated as follows: (i) 1,250 vested on January 1, 2011 and (ii) the remaining 2,500 were forfeited on December 31, 2011 due to the resignation of one board member.

(4)	8,335 shares were granted to members of the board of directors on February 1, 2011 and vest over a one year period (February 1, 2012), of which 5,001 shares were forfeited on December 31, 2011 due to the resignation of three board members. 365,250 shares were granted on April 1, 2011 to employees, officers and directors and vest over a two-year period (April 1, 2013), except for 53,150 shares which were forfeited subsequent to April 1, 2011 and before December 31, 2011.

(5)	560,000 shares were granted to members of the board of directors on December 21, 2011, of which 350,000 shares vested upon issuance (February 15, 2012) and the remaining 210,000 shares vest on December 31, 2012. 1,261,166 shares were granted on December 21, 2011 to employees, officers and directors which vest as follows: (i) 314,930 shares vest over four years with 25% of the grants being vested on each of the first, second, third and fourth anniversary of the issuance date (February 15, 2013, February 15, 2014, February 15, 2015 and February 15, 2016, respectively); and (ii) 946,236 shares vest on the third anniversary of the issuance date (February 15, 2015).

Compensation cost of $1,343 related to non-vested shares will be primarily recognized up to February 15, 2016.

Share options

The summary of share option awards is summarized as follows (in thousands except per share data):

	Number of Options	Weighted Average Exercise Price	Weighted Average Fair Value	Weighted Average Vesting Period (Years)

Outstanding, as of January 1, 2009 (Predecessor)(1)	25,000	$104.00	$6.20	3.0
Outstanding, as of October 13, 2009 (Predecessor)	25,000	104.00	6.20	3.0
Granted (2)	250,000	19.80	6.25	3.0
Outstanding, as of December 31, 2009 (Successor)	275,000	27.45	6.24	3.0
Outstanding, as of December 31, 2010 (Successor)	275,000	27.45	6.99	3.0
Forfeited	(104,167)	19.80	9.33	-
Outstanding, as of December 31, 2011 (Successor)	170,833	$32.12	$6.96	-
Exercisable at December 31, 2011	170,833	$32.12	$6.96	-

(1)	In 2008, the Company granted 25,000 share options to purchase common shares subject to a vesting period of three annual equal installments. The fair value of these share option awards has been calculated based on the Binomial lattice model method. The Company used this model given that the options granted are exercisable at a specified time after vesting period (up to 10 years). The assumptions utilized in the Binomial lattice valuation model for the share option included a dividend yield of 5% and an expected volatility of 43%. For the first two vesting dates, the risk-free interest rate was 3.8% and the fair value per share option amounted to $6.60 with an expected life of six years. For the third vesting date, the risk-free interest rate was 4.6% with an expected life of 10 years, while the fair value per share option amounted to $5.40. On October 13, 2009, all these shares were vested due to the recapitalization.

(2)

In 2009, the Company granted 250,000 share options to purchase common shares, which vest equally over 36 months and are subject to accelerated vesting or forfeiture upon certain circumstances. The fair value of these share option awards has been calculated based on the Binomial lattice model method. The Company used this model given that the options granted are exercisable at a specified time after vesting period (through five years from October 13, 2009). Pursuant to the Board of Directors resolution dated October 14, 2010, the exercisable period of these share options extended for additional five years, i.e. until October 13, 2019. The assumptions utilized in the Binomial lattice valuation model for the share option included a dividend yield of 0% and an expected volatility of 90%. The risk-free interest rate was 2.3% and the weighted average fair value per share option amounted to $6.25. In July 2011, upon the resignation of the former Chief Financial Officer, the remaining 104,167 shares (i.e. 250,000 shares granted less 145,833 shares exercisable as of June 30, 2011) were forfeited. As a result, no unrecognized compensation existed as of December 31, 2011.

During the year ended December 31, 2011 (Successor), the Company recognized share-based compensation cost of $194 and a reduction of compensation expense of $496 due to the forfeited shares upon the resignation of the former Chief Financial Officer. During the year ended December 31, 2010 (Successor), and the periods October 14 to December 31, 2009 (Successor) and January 1 to October 13, 2009 (Predecessor), the Company recognized share-based compensation cost of $842, $406 and $113, respectively.

The weighted average contractual life of the share options outstanding as of December 31, 2011 was 7.6 years.

As of December 31, 2011, the intrinsic value of the Company's share options was $0, since the share price of the Company's common shares was less than the exercise price.

COMMON SHARES AND DIVIDENDS	12 Months Ended
Dec. 31, 2011
COMMON SHARES AND DIVIDENDS
COMMON SHARES AND DIVIDENDS

19. COMMON SHARES AND DIVIDENDS

Common Shares

As a result of the issuance of restricted shares during the years ended December 31, 2011, December 31, 2010, and the periods from October 14, 2009 to December 31, 2009, and from January 1, 2009 to October 13, 2009, the Company's share capital was increased by approximately 473,000 shares, 13,000 shares, 390,000 shares and 7,000 shares, respectively.

As a result of the agreement that NewLead entered into with Lemissoler Maritime Company W.L.L (refer to Note 17), the Company's share capital was increased by approximately 37,000 shares, which were issued in January 2011 as part of the consideration upon the execution of the agreement.

As a result of the business combination that occurred on April 1, 2010 (refer to Note 5 “Business Combination”), the Company's share capital was increased by approximately 700,000 shares, which reflected the consideration transferred to Grandunion to complete the business combination.

As a result of the 2009 recapitalization and the partial conversion of the 7% Notes, during the period October 14 to December 31, 2009, the Company's share capital was also increased by 1,582,000 and 2,222,000 shares, respectively.

Dividends

During the years ended December 31, 2011, 2010 and 2009, the Company did not pay dividends as a result of the decision in September 2008 by the board of directors to suspend the payment of cash dividends.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
SEGMENT INFORMATION

20. SEGMENT INFORMATION

The Company has two reportable segments from which it derives its revenues: Wet Operations and Dry Operations. The reportable segments reflect the internal organization of the Company and are strategic businesses that offer different products and services. The Wet Operations typically consists of tankers transporting several different refined petroleum products simultaneously in segregated, coated cargo tanks, while the Dry Operations consist of transportation and handling of bulk cargoes through ownership, operation, and trading of vessels.

The Company measures segment performance based on loss from continuing operations. Inter-segment sales and transfers are not significant and have been eliminated and are not included in the following tables. Summarized financial information concerning each of the Company's reportable segments is as follows:

	Wet		Dry		Total

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2011	2010	2011	2010	2011	2010
		(Restated)		(Restated)		(Restated)
Operating revenue	$9,336	$18,905	$59,580	$39,616	$68,916	$58,521

Commissions	(126)	(408)	(946)	(774)	(1,072)	(1,182)
Voyage expenses	(1,258)	(4,660)	(896)	(1,080)	(2,154)	(5,740)
Vessel operating expenses	(4,291)	(10,657)	(19,251)	(13,829)	(23,542)	(24,486)
General and administrative expenses	(2,635)	(4,902)	(14,844)	(6,172)	(17,479)	(11,074)
Management fees	-	(675)	-	(132)	-	(807)
Other income / (expense), net	14	2	83	(5)	97	(3)
Operating income / (loss) before depreciation and amortization and impairment losses	1,040	(2,395)	23,726	17,624	24,766	15,229

Depreciation and amortization expense	(4,306)	(9,144)	(27,389)	(13,041)	(31,695)	(22,185)
Impairment losses	(60,368)	(39,515)	(143,315)	-	(203,683)	(39,515)
Segment operating (loss) / income	(63,634)	(51,054)	(146,978)	4,583	(210,612)	(46,471)

Transaction costs	-	(874)	-	(466)	-	(1,340)
Restructuring costs	(247)	-	(1,337)	-	(1,584)	-
Straight line revenue	-	-	(279)	(595)	(279)	(595)
Compensation costs	(279)	(1,251)	(1,303)	(1,429)	(1,582)	(2,680)
Provision for doubtful receivables	36	(204)	68	(157)	104	(361)
Gain / (loss) on sale from vessels, net	-	1,168	(208)	(423)	(208)	745
Interest and finance expense, net	(7,275)	(10,149)	(36,986)	(18,574)	(44,261)	(28,723)
Interest income	13	309	194	238	207	547
Change in fair value of derivatives	-	1,122	-	470	-	1,592
Loss from continuing operations	$(71,386)	$(60,933)	$(186,829)	$(16,353)	$(258,215)	$(77,286)

Total assets	$108,683	$262,967	$288,069	$498,766	$396,752	$761,733
Goodwill	$-	$53,966	$-	$27,624	$-	$81,590
Long lived assets	$103,279	$171,948	$259,377	$315,721	$362,656	$487,669

	Wet		Dry		Total
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor

	October 14, to December 31,	January 1, to October 13,	October 14, to December 31,	January 1, to October 13,	October 14, to December 31,	January 1, to October 13,
	2009	2009	2009	2009	2009	2009
	(Restated)		(Restated)		(Restated)
Operating revenue	$3,261	$14,509	$4,170	$-	$7,431	$14,509

Commissions	(108)	(442)	(102)	-	(210)	(442)
Voyage expenses	(2,238)	(6,088)	-	-	(2,238)	(6,088)
Vessel operating expenses	(3,605)	(15,321)	(964)	-	(4,569)	(15,321)
General and administrative expenses	(1,614)	(4,362)	(598)	-	(2,212)	(4,362)
Management fees	(132)	(584)	(81)	-	(213)	(584)
Other income, net	-	31	-	-	-	31
Operating income / (loss) before depreciation and amortization and impairment losses	(4,436)	(12,257)	2,425	-	(2,011)	(12,257)

Depreciation and amortization expense	(644)	(6,331)	(877)	-	(1,521)	(6,331)
Impairment losses	-	(40,859)	-	-	-	(40,859)
Segment operating (loss) / income	(5,080)	(59,447)	1,548	-	(3,532)	(59,447)

Transaction costs	(6,383)	(3,442)	(2,553)	-	(8,936)	(3,442)
Straight line revenue	-	-	(158)	-	(158)	-
Compensation costs	(559)	(371)	(224)	-	(783)	(371)
Provision for doubtful receivables	-	(217)	-	-	-	(217)
Interest and finance expense, net	(15,072)	(6,624)	(5,625)	-	(20,697)	(6,624)
Interest income	177	9	59	-	236	9
Change in fair value of derivatives	1,537	3,012	1,017	-	2,554	3,012
Loss from continuing operations	$(25,380)	$(67,080)	$(5,936)	$-	$(31,316)	$(67,080)

Total assets	$388,832	$-	$96,537	$-	$485,369	$-
Goodwill	$65,768	$-	$20,268	$-	$86,036	$-
Long lived assets	$179,516	$-	$73,599	$-	$253,115	$-

Segment Operating Revenue by Charterers

The Company reports financial information and evaluates its revenues by total charter revenues. Although revenue can be identified for different types of charters, management does not identify expenses, profitability or other financial information for different charters.

During the year ended December 31, 2011, the Company derived 48% of its revenue from continuing operations from three charterers (each of which comprised 22%, 16% and 10% of revenues, respectively). During the year ended December 31, 2010, the Company derived 64% of its revenue from continuing operations from three charterers (each of which comprised 33%, 18% and 13% of revenues, respectively). During the period January 1 to October 13, 2009, the Company derived 67% of its revenue from continuing operations from three charterers (each of which comprised 37%, 21%, and 9% of revenues, respectively). During the period October 14 to December 31, 2009, the Company derived 79% of its revenue from continuing operations from three charterers (each of which comprised 42%, 23%, and 14% of revenues, respectively).

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

21. FINANCIAL INSTRUMENTS

 The principal financial assets of the Company consist of cash and cash equivalents, trade receivables and other assets. The principal financial liabilities of the Company consist of long-term bank loans, the 7% Notes, capital lease obligations, accounts payable and accrued liabilities.

Fair Values

Derivative financial instruments are stated at their fair values. The carrying amounts of the following financial instruments approximate their fair values: cash and cash equivalents and restricted cash accounts, trade and other receivables, due to / from managing agent, trade and other payables and derivative financial instruments. The fair values of long-term loans and capital lease obligations are estimated by taking into consideration the Company’s creditworthiness and the market value of the underlying mortgage assets. The 7% Notes had a fair value of $94,289 as of December 31, 2011 ($125,488 as of December 31, 2010) determined based on quoted market prices of debt with similar characteristics available for companies with comparable creditworthiness.

	Carrying amount	Fair Value	Carrying amount	Fair Value
	December 31, 2011		December 31, 2010
			(Restated)
Assets
Cash and cash equivalents	$5,119	$5,119	$67,531	$67,531
Restricted Cash	$281	$281	$43,306	$43,306
Trade receivables, net	$12,522	$12,522	$6,025	$6,025
Other receivables	$3,398	$3,398	$2,333	$2,333
Due from managing agents	$-	$-	$587	$587
Liabilities
Loans	$339,722	$207,281	$447,815	$447,815
Senior convertible 7% notes, net	$53,391	$94,289	$45,230	$125,488
Derivative financial instruments	$8,808	$8,808	$9,961	$9,961
Capital lease obligations	$107,527	$69,812	$84,967	$84,967
Due to managing agents	$184	$184	$282	$282

Warrant Derivative Liability

The Company recorded the warrant derivative liability at fair value in the consolidated balance sheet for the year ended December 31, 2009 under "Derivative financial instruments", with changes in fair value recorded in "Change in fair value of derivatives" in the consolidated statements of income.

During the fourth quarter of 2009, the Company authorized the issuance to a third party of a six-year warrant to purchase 416,667 common shares for advisory services provided in connection with the recapitalization.

In connection with the issuance of the 7% Notes, the Company issued to the Investment Bank of Greece warrants to purchase up to 416,667 common shares at an exercise price of $24.00 per share, with an expiration date of October 13, 2015, which resulted in $3,940 of debt issuance cost that was recorded as deferred issuance cost. These warrants were fair valued as of October 13, 2009 and are amortized over a period of six years. The warrants are marked to market at every reporting date.

For the period from October 14, 2009 to December 31, 2009, the total fair value change on warrants amounted to approximately $2,636 ($0 for the period ended January 1, 2009 to October 13, 2009). For the period from January 1, 2010 to September 29, 2010, the total fair value change on warrants was a gain of $1,855. On September 30, 2010, the Company and the warrant holders amended certain terms of the warrants and the amended warrants now qualify for equity classification. Upon the amendment, the amended warrants were remeasured at fair value, which included the cash paid to certain warrant holders. The amendment resulted in the warrant liability of $3,124 being reclassified to Additional Paid-in Capital in Shareholders Equity. An additional consulting expense of $600 was recognized in the statement of operations for the year ended December 31, 2010 to amend the warrants.

Interest Rate Risk

Interest rate risk arises on bank borrowings. The Company monitors the interest rate on borrowings closely to ensure that the borrowings are maintained at favorable rates. The interest rates relating to the long-term loans are disclosed in Note15, "Long-term Debt".

Concentration of Credit Risk

The Company believes that no significant credit risk exists with respect to the Company's cash due to the spread of this risk among various different banks. The Company is also exposed to credit risk in the event of non-performance by counterparties to derivative instruments. As of December 31, 2011, those derivative instruments are in the counterparties’ favor. Credit risk with respect to trade accounts receivable is reduced by the Company by chartering its vessels to established international charterers.

One of the charterers that chartered three of vessels during 2011 was having difficulty performing its obligations and, since the end of March 2011, has been late on a number of payments causing the Company to arrest vessels owned by the particular charterer and/or by such charterer’s affiliated companies on two occasions in order to collect payment. In connection thereto and due to delayed payments by this charterer the Company withdrew two of the vessels from their employment during 2011 and the third vessel during 2012 and filed a claim for amounts already due as well as damages arising from cancelling those employment contracts. These vessels were chartered out at rates significantly above market, and since the Company was forced to reclaim and re-charter these vessels, the Company experienced a significant reduction in the cash flow from these vessels, which in turn further impaired the Company’s liquidity.

Cash deposits in excess of amounts covered by government – provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits in excess of government – provided insurance limits.

Interest Rate Swaps

Outstanding swap agreements involve both the risk of a counterparty not performing under the terms of the contract and the risk associated with changes in market value. The Company monitors its positions, the credit ratings of counterparties and the level of contracts it enters into with any one party. The counterparties to these contracts are major financial institutions. The Company has a policy of entering into contracts with counterparties that meet stringent qualifications.

The Company has entered into various interest rate swap agreements in order to hedge the interest expense arising from the Company's long-term borrowings detailed in Note15. The interest rate swaps allow the Company to raise long-term borrowings at floating rates and swap them into effectively fixed rates. Under the interest rate swaps, the Company agrees with the counter-party to exchange, at specified intervals, the difference between a fixed rate and floating rate interest amount calculated by reference to the agreed notional amount.

The details of the Company's swap agreements are as follows:

Counterparty

						Fair Value
			Contract			As of	As of
	Value	Termination	Notional	Fixed	Floating	December 31,	December 31,
Interest rate swaps	Date	Date	Amount	Rate	Rate	2011	2010
SMBC Bank	7/3/2006	4/4/2011	$20,000	5.63%	3-month LIBOR	$-	$277
Bank of Ireland	7/3/2006	4/4/2011	$20,000	5.63%	3-month LIBOR	-	277
HSH Nordbank	7/3/2006	4/4/2011	$20,000	5.63%	3-month LIBOR	-	277
Nordea Bank	7/3/2006	4/4/2011	$20,000	5.63%	3-month LIBOR	-	277
Bank of Scotland	7/3/2006	4/4/2011	$20,000	5.63%	3-month LIBOR	-	277
Nordea Bank*	4/3/2008	4/4/2011	$23,333	4.14%	3-month LIBOR	-	233
Bank of Scotland**	4/3/2008	4/3/2011	$46,667	4.28%	3-month LIBOR	-	242
Marfin Egnatia Bank***	9/2/2009	9/2/2014	$37,400	4.08%	3-month LIBOR	1,373	1,931
Bank of Scotland	7/6/2010	10/15/2015	$63,636	4.01%	3-month LIBOR	6,042	5,027
Bank of Scotland	7/6/2010	10/15/2015	$13,333	4.01%	3-month LIBOR	1,393	1,143

						$8,808	$9,961

	Fair Value
	As of	As of
	December 31,	December 31,
	2011	2010
Short-term	$8,808	$5,319
Long-term		4,642

	$8,808	$9,961

As of December 31, 2011, the Company has defaulted on payments of interests on its swap agreements. As a result, the long term portion was reclassified as current in the consolidated balance sheet.

*	Synthetic swap including interest rate cap detailed as follows:

Counterparty	Value Date	Termination Date	Notional Amount	Cap

Nordea	4/3/08	4/4/11	$23,333	4.14%

**	Synthetic swap including interest rate floor detailed as follows:

Counterparty	Value Date	Termination Date	Notional Amount	Floor

Bank of Scotland	4/3/08	4/3/11	$23,333	4.285%

***	As part of the contribution from Grandunion on October 13, 2009, the Company assumed a $37,400 interest rate swap by Marfin Egnatia Bank.

The total fair value change of the interest rate swaps indicated above is reflected in interest expense within the consolidated statements of operations. These amounts were a gain of $1,153 and $367 for the years ended December 31, 2011 and 2010, respectively, and a gain of $3,012 and $2,554 for the periods from January 1, 2009 to October 13, 2009 and October 14, 2009 to December 31, 2009, respectively. The related asset or liability is shown under derivative financial instruments in the balance sheet.

Fair Value Hierarchy

The guidance on fair value prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring and a non recurring basis and are categorized using the fair value hierarchy. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value.

		Quoted Prices	Significant
		in Active	Other	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2010
Liabilities
Interest rate swaps	$9,961	$-	$9,961	$-
Make Whole Fundamental Change	$0	$-	$0	$-
December 31, 2011
Assets
Vessels under construction	$7,055	$-	$7,055	$-
Assets held for sale	$21,370	$-	$21,370	$-
Vessels	$210,850	$-	$210,850	$-
Liabilities
Interest rate swaps	$8,808	$-	$8,808	$-

The Company's derivative instruments are valued using pricing models and the Company generally uses similar models to value similar instruments. Where possible, the Company verifies the values produced by its pricing models to market prices. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit spreads, measures of volatility, and correlations of such inputs. The Company's derivatives trade in liquid markets, and as such, model inputs can generally be verified and do not involve significant management judgment. Such instruments are typically classified within Level 2 of the fair value hierarchy.

The Company's assessment included its evaluation of the estimated fair market values for each vessel based on market transactions for which management assumes responsibility for all assumptions and judgments used, compared to the carrying value. Where possible, the Company’s valuations consider a number of factors that include a combination of last completed sales, present market candidates, buyers’ and sellers’ ideas of similar vessels and other information they may possess. Based on this, the Company makes an assessment of what the vessel is worth at a given time, assuming that the vessels are in good working order and its hull and machinery are in a condition to be expected of vessels of their age, size and type, that the vessel's class is fully maintained and free from all conditions and the vessel is in sound seagoing condition, and that the vessel is undamaged, fully equipped, freely transferable and charter free. Such instruments are typically classified within Level 2 of the fair value hierarchy.

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

22.COMMITMENTS AND CONTINGENT LIABILITIES

(1)  Commitments

Rental Agreements

The Company has entered into office and warehouse rental agreements with a related party, Terra Stabile A.E., a shareholder of which is Michail Zolotas, the Company's Vice Chairman, President and Chief Executive Officer (see Note 24), at a monthly rate of approximately €20,000. These rental agreements vary in duration—the longest agreement will expire in April 2022.

The committed rent payments for Terra Stabile A.E. as of December 31, 2011 were:

December 31, 2012	$315
December 31, 2013	320
December 31, 2014	325
December 31, 2015	330
December 31, 2016	335
Thereafter	1,740
$3,365

Commercial and Technical Ship Management Agreements

At December 31, 2009, the vessel-owning companies of the Newlead Avra, the Newlead Fortune, the High Land, the High Rider and the Ostria had technical ship management agreements with International Tanker Management Limited ("ITM") based in Dubai which were cancellable by either party with two-month notice. The agreed annual management fees were approximately $165 per vessel for both 2010 and 2009. During the year ended December 31, 2010, all ship management agreements with ITM were terminated. The vessel owning companies of the vessels signed agreements for the provision of both technical and commercial ship management services with Newlead Shipping S.A., a company that was controlled by Grandunion and that has been NewLead's subsidiary since April 1, 2010. The agreed annual management fees were approximately $197 per vessel; however, all payments to Newlead Shipping have been eliminated since the date on which Newlead Shipping became a subsidiary of Newlead.

The Chinook had a technical ship management agreement with Ernst Jacob Ship Management GmbH ("Ernst Jacob") which was terminated upon the sale of the vessel on April 15, 2010. In January 2010, the vessel owning company of the Nordanvind also signed a technical ship management agreement with Ernst Jacob which was terminated upon the sale of the vessel on September 7, 2010. The agreed annual management fees per vessel for 2010 and 2009 were approximately €153,000 and €150,000, respectively (equal to approximately $200).

At December 31, 2009, the Australia had a commercial and technical ship management agreement with Stamford Navigation Inc., or Stamford, and the China and the Brazil each had a commercial and technical ship management agreement with Newfront Shipping S.A., or Newfront. During the first quarter of 2010, these agreements were terminated. Subsequently, the vessel owning companies signed agreements for the provision of commercial and technical ship management services with Newlead Bulkers S.A., or Newlead Bulkers, a company which was controlled by Grandunion and currently is NewLead's subsidiary. The annual management fee under each of these agreements was approximately $19 per vessel; however, all payments to Newlead Shipping have been eliminated since the date on which Newlead Bulkers became a subsidiary of NewLead.

Magnus Carriers Corporation (“Magnus Carriers”), a company owned by two of the Company's former officers and directors, provided the ship-owning companies of the Newlead Avra, the Newlead Fortune, the High Land, the High Rider, the Ostria and the Chinook with non-exclusive commercial management services through commercial management agreements entered into in October 2007. These agreements were cancelled by the Company effective May 1, 2009.

 As of December 31, 2011 and 2010, the commercial and technical management services of all the Company’s owned and operated vessels were provided in-house by Newlead Shipping and Newlead Bulkers. Outstanding balances, either due or from managing agents and related parties as at December 31, 2011 and 2010, relate to amounts generated prior to the termination of the agreements described above (See Note 24).

Commitment exit

In the third quarter of 2010, the Company entered into an agreement for the acquisition of one 2006 built, 37,582 dwt, MR1 Tanker for approximately $31,800, which was to be delivered in the fourth quarter of 2010. On December 1, 2010, the Company cancelled such agreement and subsequently agreed to a final, mutual settlement in full of all the claims under the subject sale and purchase contract. In compliance with the terms and conditions of this settlement agreement, dated December 21, 2010, the Company released to the sellers the deposit of $3,177 and further incurred a termination fee of $1,950, which was paid in January 2011. The total of $5,127 was included in Impairment losses in 2010.

Newbuildings

As of December 31, 2011, the remaining commitments for one newbuilding upon its final delivery, which is expected to be in the third quarter of 2012, amounted to $19,350, all of which is payable within fiscal year 2012. On February 20, 2012, the Company received a default letter from the yard in respect of the delay of the installment of $7,400 after the completion of the “steel cutting” in September 2011. The Company is currently under negotiations with the yard and the DVB Bank for the disposal of the asset.

(2) Contingencies

The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings in which the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were issued. As of December 31, 2011, the Company has provided in respect of all claims an amount equal to $7,615 ($5,380 as of December 31, 2010). Other than those listed below, there are no material legal proceedings to which the Company is a party other than routine litigation incidental to the Company's business:

·	The charterers of the Newlead Avra notified the Company in October 2008 of their intention to pursue the following claims and notified the appointment of an arbitrator in relation to them:

a)	Damages suffered by sub-charterers of the vessel relating to remaining on board cargo in New York in September 2007;

b)	Damages suffered by sub-charterers of the vessel as a result of a change in management and the consequent dispute regarding oil major approval from October 2007; and

c)	Damages suffered by sub-charterers of the vessel resulting from grounding in Houston in October 2007.

The	Company does not anticipate any amount in excess of the amount accrued to be material to the consolidated financial statements.

·	The charterers of the Newlead Fortune notified the Company in October 2008 of their intention to pursue the following claims, and notified the appointment of an arbitrator in relation to them:

a)	Damages as a result of a change in management and the consequent dispute regarding oil major approval from October 2007; and

b)	Damages resulting from the creation of hydrogen sulphide in the vessel's tanks at two ports in the United States.

The	Company does not anticipate any amount in excess of the amount accrued to be material to the consolidated financial statements.

·	The vessel Grand Rodosi was involved in a collision in October 2010 with the fishing vessel “Apollo S”. As of December 31, 2011, the Company estimated that the expected possible losses amount to approximately $500, which, however, are 100% covered by the P&I Club:

a)	Damage to wharf – the Company has a provided guarantee for A$3,387,500; and

b)	Pollution cleanup costs – the Company has a provided guarantee for A$500,000.

·	The charterers of the Newlead Esmeralda notified the Company in November 2010 of their intention to pursue the following claims. After discussions with the charterers in March 2011, an agreement was reached that neither party would seek any form of security in the future for the claims relating to the grounding that occurred in March 2010. The Company believes the charterer’s chances of success are remote. Below is a list of the claims:

a)	Damages for lost income as a result of cargo that was not able to be loaded, subsequent to vessel’s grounding in March 2010;

b)	Damages resulting from the prolonged storage costs due to the inability to place cargo on board the vessel; and

c)	Anticipated costs.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company's protection and indemnity (P&I) insurance coverage for pollution is $1,000,000 per vessel per incident.

TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION
TAXATION

23. TAXATION

The Company is not subject to tax on international shipping income in its respective jurisdictions of incorporation or in the jurisdictions in which their respective vessels are registered. However, the vessel-owning companies' vessels are subject to tonnage taxes, which have been included in the vessel operating expenses in the accompanying statements of operations.

Pursuant to the U.S. Internal Revenue Code (the "Code"), U.S.-source income from the international operation of vessels is generally exempt from U.S. tax if the company operating the vessels meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the vessels must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations.

All of the Company's ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. These companies also currently satisfy the more than 50% beneficial ownership requirement. In addition, should the beneficial ownership requirement not be met, the management of the Company believes that by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the more than 50% beneficial ownership requirement can also be satisfied based on the trading volume and the anticipated widely-held ownership of the Company's shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside of the Company's control.

TRANSACTIONS INVOLVING RELATED PARTIES	12 Months Ended
Dec. 31, 2011
TRANSACTIONS INVOLVING RELATED PARTIES
TRANSACTIONS INVOLVING RELATED PARTIES

24. TRANSACTIONS INVOLVING RELATED PARTIES

Terra Stabile A.E./ Terra Norma A.E.

The Company leases office space as well as warehouse space in Piraeus, Greece from Terra Stabile A.E. (“Terra Stabile”), which is controlled by Michail Zolotas, the Company's Vice Chairman, President, Chief Executive Officer and member of the Company's Board of Directors. In November 2009, the Company and Terra Stabile entered into a 12-year lease agreement in relation to the office space and on April 28, 2010, the Company and Terra Stabile entered into a 12-year lease agreement for the warehouse space (see Note 22). In May 2011, the Company also entered into two nine-month lease agreements with Terra Norma A.E., which is controlled by Mr. Zolotas, in relation to office parking space. Total rent for the years ended December 31, 2011 and 2010 was approximately $484 and $340, respectively.

Management Services and Commissions

Magnus Carriers, a company owned by two of our former officers and directors, is a company that provided commercial management services to certain Company’s vessel-owning companies at a commission of 1.25% of hires and freights earned by the vessels, or fees of $7 per month per vessel where no 1.25% commission was payable. In addition, Magnus Carriers was entitled to a commission of 1% on the sale or purchase price in connection with a vessel sale or purchase. These agreements were cancelled by the Company on May 1, 2009. For the years ended December 31, 2011 and 2010, for the period January 1, 2009 to October 13, 2009, and for the period October 14, 2009 to December 31, 2009, these commissions and management fees were $0, $135, $413, and $0, respectively (figures include continuing and discontinued operations).

Sea Breeze

As part of attaining revenue (commissions) for the Company's vessels, the Company contracted with a related entity, Sea Breeze Ltd., of which one of the Company's former directors is a shareholder. In addition, the Company paid 1% of the purchase price brokerage commission on the sale of the Saronikos Bridge and the MSC Seine, respectively. For the years ended December 31, 2011 and 2010, for the period January 1, 2009 to October 13, 2009, and for the period October 14, 2009 to December 31, 2009, the commissions amounted to $0, $111, $74, and $53, respectively (figures include continuing and discontinued operations).

Newfront — Stamford

At December 31, 2009, the vessel Australia had technical ship management and commercial management agreements with Stamford and Newfront, and the vessels China and Brazil had technical ship management and commercial management agreements with Newfront. Stamford and Newfront are both related parties with shareholders in common. The agreed annual management fees were approximately $185 per vessel. During the first quarter of 2010, these agreements were terminated. Accordingly, the vessel owning companies signed agreements with Newlead Bulkers S.A. for the provision of commercial and technical ship management services (see below). For the years ended December 31, 2011 and 2010, for the period January 1, 2009 to October 13, 2009 and for the period October 14, 2009 to December 31, 2009, the management fees for Newfront were approximately$0, $50, $0 and $81, respectively, and for Stamford were approximately $0, $28, $0, and $40, respectively.

Newlead Bulkers S.A.

Since April 1, 2010, Newlead Bulkers S.A. has been a subsidiary of the Company as a result of its acquisition from Grandunion described in Note 5 above and, consequently, any transactions with the rest of the group have been fully eliminated since that date. Until March 31, 2010, when it was a related party due to the existence of shareholders in common, Newlead Bulkers S.A. assumed the commercial and technical ship management services for the Australia, the China and the Brazil. The management fees for the year ended December 31, 2010 were $59.

As of December 31, 2011, the commercial and technical management services of all of the Company’s owned and operated vessels were provided in-house by Newlead Shipping and Newlead Bulkers.

Newlead Shipping S.A.

Since April 1, 2010, Newlead Shipping S.A. has been a subsidiary of the Company as a result of its acquisition from Grandunion described in Note 5 above and, consequently, any transactions with the rest of the group have been fully eliminated since that date. Until March 31, 2010, when it was a related party due to the existence of shareholders in common, Newlead Shipping S.A. assumed the commercial and technical ship management services for the Newlead Avra and the Newlead Fortune. The management fees for the year ended December 31, 2010 were $36.

As of December 31, 2011, the commercial and technical management services of all of the Company’s owned and operated vessels were provided in-house by Newlead Shipping and Newlead Bulkers.

Grandunion Inc.

In April 2010, the Company completed the acquisition of six vessels (four dry bulk vessels and two product tankers) and Newlead Shipping and its subsidiaries, an integrated technical and commercial management company, from Grandunion. For more details, refer to Note 5. In July 2010, the Company completed the acquisition of five dry bulk vessels from Grandunion including two newbuildings with long term time charters. See Note 11 for more details.

Domina Petridou O.E.

The Company leased office space in Glyfada, Greece from Domina Petridou O.E., a company in which one of the Company's former directors is a shareholder. In November 2005, the Company entered into a 10-year lease agreement with the landowner. In October 2007, the Company entered into an additional nine-year lease agreement with the landowner. These agreements were terminated in 2009 and in the first quarter of 2010, respectively (see Note 22). Total rent for the years ended December 31, 2011 and 2010, and for the periods January 1, 2009 to October 13, 2009, and October 14, 2009 to December 31, 2009 amounted to approximately $0, $17, $113, and $25, respectively.

Aries Energy Corporation

On April 15, 2010, the Company completed the acquisition of two Kamsarmaxes under construction for an aggregate consideration of approximately $112,700 (including the assumption of newbuilding contract commitments and debt related to the two Kamsarmaxes) in exchange for the vessel Chinook as part of the same transaction. The purchase was completed pursuant to the terms of a Securities Purchase Agreement, dated February 18, 2010, with Aries Energy Corporation, a company with which NewLead has a significant shareholder in common and Bhatia International PTE Ltd., an unrelated third party. Gabriel Petrides, a former Board member and an affiliate of Rocket Marine, is one of the Company’s principal stockholders and is one of the principals of Aries Energy Corporation. The vote on Rocket Marine's shares was controlled by Grandunion pursuant to a voting agreement, and Mr. Petrides left the Company’s board in October 2009. Accordingly, even though Rocket Marine was a principal stockholder, neither it nor Mr. Petrides had the ability to influence the Company. The voting agreement between Rocket Marine Inc. and Grandunion was terminated effective as of February 29, 2012. Management believes that the negotiations were conducted at arm's length and that the sale price is no less favorable than would have been achieved through arm's length negotiations with a wholly unaffiliated third party.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

25. DISCONTINUED OPERATIONS

During the year ended December 31, 2011, the Company sold four vessels and determined that the sale of these vessels met the requirements as discontinued operations, which are reflected in the Company's consolidated statements of operations for all periods presented. In addition, as of December 31, 2011, the Company classified four vessels as “Assets held for sale”, which were also determined to have met the requirements as discontinued operations, which are reflected in the Company's consolidated statements of operations for all periods presented.

·	On August 12, 2011, in connection with the notices of events of default under the FBB Spartounta Loan Agreement and the FBB Prosperity Loan Agreement, the Company entered into a sale agreement for two vessels, the Newlead Prosperity and the Newlead Spartounta, with FBB. The sale of the Newlead Prosperity and the Newlead Spartounta was completed on September 13, 2011 and September 20, 2011, respectively, and the gain on the sale of these two vessels amounted to $4,931 and is included in Loss from discontinued operations.

·	On December 20, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale four LR1 product tanker vessels. The sale of two vessels, the Newlead Fortune and the Newlead Avra, was completed on December 22, 2011 for a net aggregate selling price of $63,758 and the gain on the sale of these two vessels amounted to $8,640 and is included in Loss from discontinued operations. As of December 31, 2011, the Newlead Compass and the Newlead Compassion were classified as assets held for sale and the sale was completed on January 31, 2012 for net aggregate selling price of $79,197.

·	On December 29, 2011, the Company signed a memorandum of agreement and on January 11, 2012 sold the Grand Ocean to an unrelated party for proceeds of approximately $8,150. As of December 31, 2011, Grand Ocean was classified as an asset held for sale, and was written down to its recoverable amount.

•	On October 21, 2011, the Company entered into an agreement with Prime Mountain Shipping Ltd in order to return the vessel Australia, in settlement of part of the vessel’s outstanding debt. As of December 31, 2011, the Australia was classified as an asset held for sale, and was written down to its recoverable amount.

From 2005 until 2010, the Company owned a number of container vessels, chartering them to its customers (the "Container Market"). The Container Market was fully discontinued as of December 31, 2010.

·	During 2008 and the first half of 2009, the Company sold three container vessels and a product tanker to unaffiliated purchasers for approximately $61,900. The gain on sale of these vessels was $7,985.

·	On January 7, 2010, the Company sold the Saronikos Bridge to an unrelated party for net proceeds of $5,348. The gain on the sale of the vessel amounted to $1,226. The Company paid 1% of the purchase price as sales commission to a brokerage firm, of which one of the former Company's directors is a shareholder (refer to Note 24). The Company also paid a 1% commission to two unrelated brokerage firms, respectively, as well as, a 1% address commission.

·	On January 20, 2010, the Company sold the MSC Seine to an unrelated party for net proceeds of $5,399. The gain on the sale of the vessel amounted to $1,271. The Company paid 1% of the purchase price as sales commission to a brokerage firm, of which one of the former Company's directors is a shareholder (refer to Note 24). The Company also paid a 1% commission to two unrelated brokerage firms, respectively, as well as, a 1% address commission.

 The following table represents the revenues and net loss from discontinued operations:

	Successor			Predecessor
			October 14,	January 1,
	Year Ended	Year Ended	2009 to	2009 to
	December 31,	December 31,	December 31,	October 13,
	2011	2010	2009	2009

Operating Revenues	$39,355	$46,015	$8,415	$30,800
Net loss	$(32,180)	$(9,063)	$(4,409)	$(58,684)

The reclassification to discontinued operations had no effect on the Company's previously reported consolidated net loss. In addition to the financial statements themselves, certain disclosures have been modified to reflect the effects of these reclassifications on those disclosures. The Company recorded an impairment charge on vessels in the amount of $30,426 for the year ended December 31, 2011 and an amount of $23,559 for the period from January 1, 2009 to October 13, 2009. No impairment loss was recognized for the year ended December 31, 2010 and for the period from October 13, 2009 to December 31, 2009.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

Due to the economic conditions and operational difficulties described elsewhere in these financial statements, the Company entered into restructuring discussions with each of the lenders under Company’s facility and credit agreements, the holders of Company’s 7% senior unsecured convertible notes (the "7% Notes") and the counterparties to Company’s capital leases (collectively, the agreements governing such debt, the “Financing Documents”). As part of those discussions, the Company appointed Moelis to act as our financial advisors in respect of the restructuring proposal described below. The aim of the Restructuring is to increase liquidity, normalize trade vendor payments and deleverage the Company on a going forward basis.

Since June 2011, the Company has defaulted under each of its Financing Documents in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions). To date, the Company has not obtained waivers of these defaults from its lenders and during the Restructuring process, the Company’s lenders have continued to reserve their rights in respect of such defaults. Based on various informal discussions with the lenders, the Company believes that the lenders do not intend to exercise their remedies at this time (other than as detailed below in respect of the Kamsarmax Syndicate Facility Agreements); however, the lenders could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with the lenders in the Restructuring, or at all.

On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”). The Restructuring Proposal included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The Company has been engaged in negotiations with its lenders regarding the terms of the Restructuring Proposal but the lenders have not yet approved the Restructuring Proposal and such changes have not been implemented as of the filing of this annual report.

Notwithstanding the above, the Company has made progress in completing various parts of the Restructuring Proposal and continues to remain in discussions with the remaining lenders. During 2011 and through May 15, 2012, the Company has sold, disposed of or handed control over to the lenders 17 of its vessels and hulls under construction (or under ownership of the Company’s shipowning subsidiaries) in connection with the restructuring.

As of May 15, 2012, the Company remained in advanced negotiations with the remaining lenders of its secured debt. The Company has not resolved various issues in respect of the remaining lenders and therefore the completion of the Restructuring is still subject to the negotiation and execution of definitive agreements. As such, there is no assurance that such agreements will be reached on the contemplated terms as highlighted herein or at all.

The following sets forth the terms of the completed steps to the Restructuring to date and a description of the status of those elements which have yet to be completed.

(i) Syndicate Facility Agreement

As discussed in Notes 11 and 15, on January 31, 2012, with the consent of the lenders under the Facility Agreement, the Company successfully completed the sale of the Newlead Compass and the Newlead Compassion with net proceeds of approximately $79,197. Such net proceeds were applied towards the full and final satisfaction of all liabilities owed to the lenders under the Facility Agreement (other than fees owing to the lenders of approximately $585 pursuant to a letter of undertaking dated February 3, 2012 (the “Fees”)). The Company has agreed in principle with the Bank of Scotland that these Fees may be paid at some point after the closing of the Restructuring, but in any event before 24 months from the date of signing the applicable agreed document. The definitive documentation in this regard is being negotiated. However, there can be no assurance that we will be able to reach an agreement with Bank of Scotland.

(ii) Kamsarmax Syndicate Facility Agreements

On February 24, 2012, the Bank of Scotland plc issued notices of enforcement and notices of default and acceleration in relation to the senior loan agreement and the junior loan agreement, each dated April 15, 2010 (collectively, the “Kamsarmax Syndicate Facility Agreements"), between Ayasha Trading Corporation (“Ayasha”) and Bethune Properties S.A. (“Bethune”), as borrowers, and the Bank of Scotland, BMTU Capital Corporation, and the Bank of Ireland, as lenders. In addition, the Bank of Scotland filed claim forms in the High Court of England and Wales against the borrowers representing claims for approximately $62,684 and $13,938 under the Kamsarmax Syndicate Facility Agreements and sought a declaration, that, among other things, the Bank of Scotland is entitled to make a demand against the Company in respect of sums owing under the Kamsarmax Syndicate Facility Agreements. Ayasha and Bethune were the shipowning companies of the motor vessels “Newlead Tomi” and “Newlead Gujarat,” respectively. Pursuant to such notices, the Bank of Scotland, as the agent and security trustee under each of the Kamsarmax Syndicate Facility Agreements, exercised its rights to foreclose on the shares of Ayasha and Bethune, which secured the loans under the Kamsarmax facilities and the vessels were handed over to the lenders control.

The Company has agreed in principle with the Bank of Scotland in respect of releasing it from all of its obligations and liabilities under the Kamsarmax Syndicate Facility Agreements in return for a waiver from the Company to any claims, actions or remedies that it may have against the Bank of Scotland and a definitive release documentation on this point is being negotiated. The vessels have already been delivered to the new managers. The Company is currently working towards definitive documentations that would release it from its obligations under the Kamsarmax Syndicate Facility Agreements. However, there can be no assurance that the Company will be able to reach an agreement with the Bank of Scotland under acceptable terms or at all.

(iii) EFG Eurobank Credit Facility

On February 10, 2012, with the consent of EFG Eurobank (“EFG”), the Company agreed to the sale of the Newlead Esmeralda for proceeds of approximately $11,400 with the proceeds of the sale being applied towards (a) the full and final satisfaction of all indebtedness owed to EFG under the loan agreement with EFG and (b) the payment of outstanding trade and vendor payments. The sale of this vessel has been completed and EFG has released NewLead from all of its liabilities and obligations under this credit facility and related documents.

(iv) Marfin Credit Facilities & 7% Notes

On April 5, 2012, with the consent of Marfin Egnatia Bank Bank Societe Anonyme (“Marfin”), we entered into an agreement for the sale of the Newlead Venetico and that vessel was delivered to the buyer on May 8, 2012. The Company is currently in discussions with Marfin regarding certain amendments to the Company’s credit facilities with them (the “Marfin Credit Facilities”) whereby this facility would be amended and restated to reduce the overall committed amount there under to the existing outstanding amount of approximately $31,187 and to enable the Company to comply with certain covenants under the facility on an ongoing basis after the closing of the Restructuring. The Company is also in discussions with Marfin Bank regarding a conversion agreement in respect of the 7% Notes (for which Marfin is the indenture trustee), whereby Marfin would convert all debt claims Marfin may have against the Company arising under 7 Notes into equity of the Company. The terms of any such amendment and restatement agreement, debt conversion and share issuance and is still under negotiation and subject to the execution of legally binding agreements.

(v) Piraeus Bank (Piraeus) Credit Facilities

On December 29, 2011, the Company, with the consent of Piraeus Bank, entered into an agreement for the sale of the Grand Ocean and that vessel was delivered to the buyer on January 11, 2012 for net proceeds of approximately $8,150. Piraeus applied the net proceeds of such sale received by it towards (a) the prepayment of the total outstanding amounts due under the loan agreement for the Grand Ocean in a total aggregate amount of $6,510 and (b) the payment of outstanding trade and vendor payments. The Company continues to negotiate with Piraeus Bank in respect of the sale of the vessels Hiona and Hiotissa and (b) an agreement by which Piraeus will release the Company from all debt obligations arising under the related credit facilities in exchange for equity in the Company.

The terms and conditions of any agreement between the Company and Piraeus Bank regarding the sale of Hiona and Hiotissa, and any agreements relating to the release of obligations under the related agreements is subject to negotiating and executing legally binding documentation. There are no assurances that the Company will be able to complete such documentation or the Restructuring in this regard.

(vi) WestLB Bank Credit Facility

The Company is currently in negotiations with WestLB to amend the terms of the loan agreement, whereby the agreement will be amended and restated to enable the Company to comply with certain of its covenants on an ongoing basis after the closing of the Restructuring and enable the Newlead Victoria vessel to stay within the Company. The terms and conditions of any agreement between the Company and WestLB are subject to negotiating and executing legally binding documentation. There are no assurances that the Company will be able to complete such documentation or the Restructuring in this regard.

(vii) Handysize Syndicate Facility Agreement

On March 21, 2012, with the consent of the lenders, the Company entered into a memorandum of agreement with an unrelated party for the sale of the Navios Serenity by which the vessel would be sold and the proceeds of the sale would be applied towards the outstanding balance owed under the credit facility with DVB Bank, Nord LB and Emporiki Bank (“the Handysize Syndicate Facility Agreement”). The vessel was sold and delivered to the buyer. The Company remains liable under the Handysize Facility Agreement to the lenders in respect of the Hull 4029 and are in discussions with the lenders, the yard and the buyer in respect of the sale of this vessel. The lenders will not release the Company from all of its obligations under the Handysize Syndicate Facility Agreement and related documents unless and until this vessel is sold. The terms and conditions of any agreement between the Company and the lenders are subject to negotiating and executing legally binding documentation. There is no assurance that the Company will complete such documentation or the Restructuring in this regard.

On March 21, 2012, the Company signed a memorandum of agreement with an unrelated party for the sale of the Navios Serenity. The sale was completed on March 26, 2012 for proceeds of approximately $26,000.

(viii) Northern Shipping Fund (NSF)

On March 14, 2012, the Company received enforcement notices from Endurance Shipping LLC whereby, among other things, Endurance Shipping LLC exercised its rights to foreclose on the pledge of the shares of Curby Navigation Ltd., which secured the bareboat charter. On March 31, 2012, the Company entered into a deed of release with Endurance Shipping LLC, the owner of the Newlead Endurance, pursuant to which the Company was unconditionally released from its guarantee under the bareboat charter for the Newlead Endurance, which had been chartered-in by Curby Navigation Ltd. In connection with the enforcement notices, the Company also received a termination notice in respect of the ship management agreement between Curby Navigation Ltd. and NewLead Bulkers S.A., which had been the manager of the Newlead Endurance.

On March 14, 2012, the Company redelivered the Newlead Endurance to NSF pursuant to a redelivery agreement in respect of the capital leasing arrangement. As part of this redelivery agreement, the Company was released from all its obligations and liabilities under the relevant finance lease documentation.

(ix) Lemissoler Sale and Leaseback Agreements

On January 31, 2012, February 7, 2012, February 11, 2012, and March 19, 2012, respectively, pursuant to various redelivery addendums to certain sale and leaseback agreements, the Company completed the redelivery of four dry bulk vessels, namely the "Australia", the "Grand Rodosi", the "China" and the "Brazil", to their owners which are affiliates of Lemissoler Maritime Company W.L.L. ("Lemissoler"). Although these vessels have been redelivered to Lemissoler, the Company is still liable under the sale and leaseback agreements in respect of settlement of trade payables, amounts owing to the owners as a result of termination of those agreements and other liabilities in relation to the four vessels. We are in discussions with Lemissoler to address these outstanding issues and are seeking to enter into a settlement agreement in this regard whereby Lemissoler will convert any debt claims they may have against us into equity of the Company.

The terms and conditions of any agreement between us and Lemissoler are subject to negotiating and executing legally binding documentation. There are no assurances that the Company will be able to complete such documentation or the Restructuring in this regard.

b) On February 15, 2012, the Company issued the following common shares: (i) 1,261,166 shares to employees, officers and consultants under the Plan (for more details, refer to Note 18); (ii) 560,000 shares to board of directors members under the Plan (for more details, refer to Note 18); (iii) 69,334 shares to Terra Stabile A.E. and 5,247 shares to Meltemi Deck E.P.E., which vested upon issuance, and the related settlement agreements for amounts due to them; (iv) 50,057 shares to former employees, officers and consultants, which vested immediately, in accordance with the resolutions of the Compensation Committee, dated December 21, 2011; and (v) 866,668 shares to two of the Company’s executive officers, Nicholas G. Fistes, Chairman, and Michail S. Zolotas, Vice Chairman, Chief Executive Officer and President. On January 2, 2012, the Company entered into employment agreements with these two executive officers, which entitle each executive to an annual base salary and an annual incentive bonus that is payable in the Company's common shares.

The agreements are retroactive for the years 2010 and 2011 and effective until December 31, 2016, after which they will automatically renew for additional one-year periods, unless terminated in accordance with the terms of such agreements. Pursuant to the employment agreements, both executives will be entitled to the following compensation: (1) for the period between October 13, 2009 until the end of 2010, they will be entitled to an aggregate base salary of $1,300 and bonus of $300, which will be paid in shares priced at $24.00 per share, resulting in an aggregate of issuance of 66,667shares, (2) for 2011, they will be entitled to an aggregate base salary of $1,300 and bonus of $300, which will be paid in shares priced at $2.00 per share, resulting in an aggregate of issuance of 800,000shares; and (3) for each year from 2012 until the end of 2016, they will be entitled to an aggregate base salary of $1,450 and bonus of $1,450, which will be paid in shares priced at $2.00 per share, resulting in an aggregate of issuance of 1,450,000 shares. Under each employment agreement, upon a change in control of the Company, any stock based awards to the employee will vest. If prior to the effective date of a change of control or after the second anniversary of the effective date of a change in control, the employee is terminated without "cause" or resigns for "good reason," the employee will be entitled to receive his then current base salary through the end of the expiration period of the agreement, in addition to any benefits accrued through the date of his termination. If on or after the effective date of a change of control and prior to the second anniversary of the effective date of the change of control, the employee is terminated without "cause" or resigns for "good reason," the employee will be entitled to five times his then current base salary and five times the annual bonus for the prior year within 30 days following the effectiveness of the termination. If an executive's employment is terminated for "cause" or voluntarily by the employee without "good reason," the employee will not be entitled to any salary, benefits or reimbursements beyond those accrued through the date of his termination.

c) On January 2, 2012, the Company entered into severance agreements with certain of its key employees, not including Nicholas G. Fistes and Michail S. Zolotas. If on or after the effective date of a change of control and prior to the second anniversary of the effective date of a change of control, the severance agreements are terminated without "cause," or the employee resigns for "good reason," the employee will be entitled to (i) five times his then current base salary, (ii) five times his annual bonus and (iii) the number of shares of the Company's common shares valued at two times his annual bonus at a price per share equal to the average trading price during the previous 30 trading days, in each case within 30 days following the effectiveness of the termination. As used in the employment agreements and the severance agreements, "change of control" means: (i) the sale or disposition, in one or a series of related transactions within any twelve (12) month period ending on the date of the most recent acquisition by such person or persons, of more than 50% of the assets of the Company to any "person" or "group" (as such terms are defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (ii) any person or group is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in one or a series of related transactions within any twelve (12) month period ending on the date of the most recent acquisition by such person or persons, of the Company's outstanding equity representing more than 50% of the total voting power of the Company's equity; or (iii) the Company undergoes a merger, reorganization or other consolidation in which the owners of the Company's outstanding equity ownership immediately prior to such merger, reorganization or consolidation own less than 50% of the surviving entity's voting power immediately after the transaction.

d) On January 16, 2012, the Company, pursuant to the shares issuance agreement with Lemissoler Maritime Company W.L.L., issued 199,135 shares to Lemissoler Maritime Company W.L.L. (For more details refer to Note 17.)

e) On February 28, 2012, the Company issued 6,550,000 common shares, which vested upon issuance, to various vendors to settle outstanding invoices.

f) On April 24, 2012, the Company issued the following common shares: (i) 507,000 additional shares to former employees, officers and consultants, which vested immediately; (ii) 227,273 shares to Terra Stabile A.E. and 11,229 shares to Terra Norma SA; (iii) 731,140 shares to J Mining and Energy Group, Inc; (iv) 303,864 common shares to two vendors to settle outstanding balances, and (v) 750,000 common shares to one vendor to settle an outstanding balance.

g) On March 15, 2012, the Company received notification from the NASDAQ Listing Qualifications department that it had regained compliance with the minimum Market Value of Publicly Held Shares (MVPHS) of $5,000 for continued listing set forth in Listing Rule 5450(b)(1)(C) as the Company's MVPHS was $5,000 or more for 10 consecutive business days. Furthermore, on March 29, 2012, the Company received notification from the NASDAQ Listing Qualifications department that it had regained compliance with the bid price requirement pursuant to NASDAQ Listing Rule 5810 (c)(3)(A) as the closing bid price of the Company's common shares exceeded $1.00 for 10 consecutive business days.

h) In April 2012, a U.S. subsidiary of the Company entered into a joint venture arrangement with a third party to purchase thermal coal (used in power plants for electricity generation) from reserves located in Kentucky, USA.  The joint venture has entered into agreements to purchase certain quantities of thermal coal with specified minimum qualities (after processing at the mine by the mine operator) over a five-year period.  The Company expects to market and distribute the thermal coal to end users or distributors, located primarily in Asia, and transport it using the Company’s vessels.  In connection with entering into the joint venture arrangement, the Company’s U.S. subsidiary was converted from a Delaware limited liability company into a Delaware corporation and its name was changed from NewLead Holdings (US) LLC to NewLead Holdings (US) Corp.